UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐    Soliciting Material Pursuant to Section 240.14a-12

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
(Name of Registrant As Specified in Charter)

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South Dakota Soybean Processors, LLC
100 Caspian Avenue, PO Box 500
Volga, South Dakota 57071

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD ON JUNE 17, 2014
Registration and Supper: 5:30 p.m. - Meeting: 6:30 p.m.

Members of South Dakota Soybean Processors, LLC:

The 2014 Annual Meeting of Members of South Dakota Soybean Processors, LLC (the “Company,” “we,” “us” or “our”) will be held on June 17, 2014 at the Sioux Valley Middle School Gym, located at 200 Hansina Ave., Volga, South Dakota, 57071. Registration and supper will begin at 5:30 p.m. (CDT), and the Annual Meeting will commence at 6:30 p.m. (CDT).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF ANNUAL MEETING
MATERIALS FOR THE MEMBER MEETING TO BE HELD ON TUESDAY, JUNE 17, 2014:

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This communication presents only an overview of the complete annual meeting materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the annual meeting materials before voting.

•	The Proxy Statement, Ballot and Annual Report to members are available at www.sdsbp.com, click "Investor Relations" and "2014 Annual Meeting."

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If you wish to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (605) 627-6100 or toll free at (888) 737-7888, or emailing Beverly Kleinjan at Bev.Kleinjan@sdsbp.com on or before June 1, 2014, to facilitate timely delivery.

The purposes of the meeting are to take the following actions: (1) To receive the report of management on the business of the Company and the Company’s audited financial statements for the fiscal year ended December 31, 2013; (2) To elect five members of the Board of Managers, one from each of the five geographical districts; (3) To approve three amendments to our Operating Agreement; (4) To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

Only those members of record on May 1, 2014 are entitled to notice of and to vote at the 2014 Annual Meeting and any adjournments thereof.  For your ballot to be valid, it must be received by us no later than June 17, 2014 (5 p.m. CDT) or must be presented in person at the 2014 Annual Meeting.

All members are cordially invited and encouraged to attend the Annual Meeting and to cast your membership vote in person. However, to assure the presence of a quorum, we request that you promptly sign, date, and return the ballot, if you do not plan to attend the meeting. Ballots are available on our website at www.sdsbp.com , then clicking “Investor Relations” and “2014 Annual Meeting” and may be printed by the members. If you wish to revoke your ballot at the meeting and execute a new ballot, you may do so by giving notice to Beverly Kleinjan. You may fax the ballot to us at (605) 627-5869 or mail it to us at PO Box 500, Volga, South Dakota 57071. If you have any questions about the voting process or need directions to the Annual Meeting, please call us at (605) 627-6100.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Ronald J. Gorder, President
Board of Managers
Volga, South Dakota
April 29, 2014

South Dakota Soybean Processors, LLC
100 Caspian Avenue, PO Box 500
Volga, South Dakota 57071

PROXY STATEMENT
2014 ANNUAL MEETING OF MEMBERS
JUNE 17, 2014
Registration and Supper - 5:30 p.m. Meeting - 6:30 p.m.

VOTING INFORMATION

The proxy statement and ballot were prepared by the Board of Managers of South Dakota Soybean Processors, LLC (the “Company,” “we,” “us” or “our”) for use at the 2014 Annual Meeting of Members to be held on Tuesday, June 17, 2014, or at any adjournment thereof. The 2014 Annual Meeting will be held at the Sioux Valley Middle School Gym, located at 200 Hansina Ave., Volga, South Dakota 57071. Distribution of this proxy statement and ballot to the members is scheduled to begin on or about May 5, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive this Proxy Statement?

A: The Board of Managers of the Company is providing this proxy statement and ballot to enable you to vote at the 2014 Annual Meeting because you were a member of the Company at the close of business on May 1, 2014, the record date, and are entitled to vote at the meeting.

Q: What am I voting on?

A: At the 2014 Annual Meeting, the members will vote on: (i) Proposal One, election of five managers to the board - one from each of the newly created geographical districts; (ii) Proposal Two, to amend Section 6.2(a)(i)(ii) and Section 6.2(b) of the Company's Operating Agreement to omit the statement that requires the Company to distribute in cash to its members a minimum of 30% of the previous year's book income; (iii) Proposal Three, to amend Section 6.2(c) of the Company's Operating Agreement to modify the method of the cash distribution to members; and (iv) Proposal Four, to amend Section 6.2(d) of the Company's Operating Agreement to omit the option to make a discretionary distribution of cash to retire any portion or all of the equity that pertains to operations as a cooperative prior to July 1, 2002 (Pre-LLC equity). Although the Board is not currently aware of any additional matters to be presented at the 2014 Annual Meeting, if other matters do properly come before the 2014 Annual Meeting, those present will vote on those matters if a quorum is present.

Q: How many votes do I have?

A: Each Class A member is entitled to one vote for each matter to be voted on at the 2014 Annual Meeting, regardless of how many capital units the member owns.

Q: What is the voting requirement to elect the board members and what is the effect of an abstention vote?

A: In the election of board members, the nominees from each of the five districts receiving the greatest number of votes relative to the votes cast will be elected, regardless of whether any individual nominee receives votes from a majority of the quorum. Members do not have cumulative voting rights. In the election, because board members are elected by plurality vote, abstentions votes will not be counted either for or against any nominee. Abstentions will be included when counting members to determine whether a sufficient number of the voting members are represented to establish a quorum.

Q: How many Class A members are there?

A: As of May 1, 2014, there were 30,419,000 Class A units outstanding and 2,182 Class A members of record. Since each Class A member is entitled to one vote, regardless of the number of units the member owns, there are 2,182 total votes available on any matter presented to the members.

Q: What constitutes a quorum?

A: The presence, either in person or through a mail-in ballot, of ten percent (10%) of the first 100 Class A members and five percent (5%) of additional Class A members constitutes a quorum. Based on the current number of Class A members, the presence of at least 115 members, either in person or through a properly executed ballot, would constitute a quorum. If you submit a properly executed ballot, you will be considered present at the 2014 Annual Meeting for the purpose of establishing a quorum.

Q: How do I vote?

A: You may vote at the 2014 Annual Meeting using either of the following methods:

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Ballot. You may cast your votes for the proposals by executing a ballot for the 2014 Annual Meeting and submitting it to us prior to the 2014 Annual Meeting. We urge you to specify your choice by marking the appropriate boxes on your ballot for the 2014 Annual Meeting. After you have marked your choices, please sign and date the ballot and return it to us, either by mail at PO Box 500, Volga, South Dakota, 57071 or fax to (605) 627-5869. All ballots submitted by mail or fax must be RECEIVED by us by June 17, 2014 (5 pm CDT).

•	In Person at the 2014 Annual Meeting. All members may present the ballot in person at the 2014 Annual Meeting to cast the member's vote on the proposal(s).

Q: What can I do if I change my mind after I send in my ballot?

A: You may revoke your ballot by:

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Giving written notice of the revocation, which must be RECEIVED prior to 5:00 p.m. (CDT) on June  17, 2014, to Beverly Kleinjan, at our offices at PO Box 500, Volga, South Dakota 57071 or by fax at (605) 627-5869; or

•	Giving personal or written notice of the revocation to Beverly Kleinjan at the commencement of the 2014 Annual Meeting.

Q: Who can attend the 2014 Annual Meeting?

A: All members as of the close of business on the record date, and their immediate families, may attend the 2014 Annual Meeting.

Q: What is the record date for the 2014 Annual Meeting?

A: May 1, 2014.

Q: Who will count the vote at the 2014 Annual Meeting?

A: All votes will be tabulated by members of the Nomination Committee, who were appointed as Inspectors of Elections by the board.

YOUR VOTE IS IMPORTANT. PLEASE PRINT, COMPLETE, SIGN AND RETURN YOUR BALLOT NO LATER THAN 5:00 P.M. CDT ON TUESDAY, JUNE 17, 2014 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

PROPOSALS

PROPOSAL ONE: ELECTION OF MANAGERS

The first proposal at the 2014 Annual Meeting is the election of five members of the Board of Managers. Each district will elect ONE manager. The elected managers will serve on the board until the 2017 Annual Meeting (a term of three years).  Petition and other forms nominating the following members have been submitted to the Nomination Committee of the board and been approved for presentation to the membership:

District	Geographic Are by State and County	Name(s)
District 1	South Dakota: Brookings, Deuel, Hamlin and Kingsbury	Jonathan Kleinjan

District 2	South Dakota: Lake, McCook, Miner, Minnehaha and Moody	Maurice Odenbrett
Minnesota: Cottonwood, Jackson, Murray, Nobles, Pipestone and Rock

District 3	Minnesota: Lac qui Parle, Lincoln, Lyon and Yellow Medicine	Wayne Enger
Gary Goplen
Dennis Timmerman

District 4	Minnesota: All other counties	Gary Wertish

District 5	South Dakota: All other counties	Delbert Tschakert
All Other States

The board has not taken a position on recommending any of the above nominees for election by the members.

Information About Nominees

The following table sets forth certain information, with respect to the nominees to the board of the Company. The number of capital units beneficially owned by the nominees to the board and existing board members not running for election is set forth below under “Security Ownership of Certain Beneficial Owners, Management and Nominees.”

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Occupation and Background

1	Jonathan Kleinjan 400 Ohio Dr Brookings, SD 57006	41	—
Jonathan has been a farmer for the past 18 years. He has been a Research Associate for Spring Wheat Genetics for South Dakota State University since 2002. He received his B.S. degree in Ag Business and a M.S. in Agronomy from South Dakota State University, Brookings, South Dakota, in 1996 and 2002, respectively.

2	Maurice Odenbrett 2778 41st St Fulda, MN 56131	69	2006 - 2013; 1995 - 2005	Maurice is a retired farmer. He serves on the St. Gabriel’s Cemetery board.

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Occupation and Background
3	Wayne Enger 2090 180th Ave Madison, MN 56256	60	2004 - 2013
Wayne has been a farmer for the past 39 years. He served as secretary of the Company from 2006 to 2013. He is a former secretary of the Madison Farmers Elevator and former board member of the Lac Qui Parle County Soybean Producers. He also served as president and treasurer of the Midwest Cattlemen's Association and is the former president and financial secretary of the Garfield Lutheran Church Board. He received a B.A. degree in Mathematics and German Literature from University of Minnesota-Morris in 1975.

3	Gary Goplen 2574 220th St Canby, MN 56220	50	—
Gary has been a farmer for the past 33 years. He was a maintenance worker for Associated Milk Producers in Dawson for nine years. He is a former president and membership chairman for the Midwest Cattlemen's Association. He served as group leader and on the livestock committee for the OWA 4H in Canby, Minnesota. He also served as treasurer and superintendent of the Dawson Covenant Church Sunday School program. He graduated with a degree in Farm Diesel Mechanics from Canby Vo-Tech in Canby, Minnesota, in 1983.

3	Dennis Timmerman 3461 240th Ave Boyd, MN 56218	66	—
Dennis has been a farmer for the past 46 years. He was the project development director for the Agriculture Utilization Research Institute (AURI) for 14 years. He served as treasurer for the Tyro Township. He received an Associate's Degree in Business Administration from Mankato Commercial in Mankato, Minnesota, in 1968.

4	Gary Wertish 26416 County Rd 17 Renville, MN 56284 Finance/Audit Committee	63	2006
Gary has been a farmer for the past 43 years. He serves as supervisor of Emmet Township and as a board member of the Renville Volunteer Ambulance Association. He received an Associate's Degree in Ag Business from Willmar Area Vocational Technical Institute, Willmar, Minnesota, in 1970.

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Occupation and Background
5	Delbert Tschakert 16150 442nd Ave Florence, SD 57235 Secretary; Governance and Membership Committees	58	2007; also served from 1994-2006
Delbert has been a farmer for the past 36 years. He is a member of the South Dakota Soybean Association, the South Dakota Corn Growers Association, and former president of the South Dakota Soybean Association. He received his B.S. degree in Ag Communications and a minor in Economics from South Dakota State University, Brookings, South Dakota, in 1977.

Information About Non-Nominee Board Members

The following table describes important information about the members of the Board who are not subject to re-election at the 2014 Annual Meeting and are continuing in office.

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Current Term Expiring*	Occupation and Background

1	Robert Nelson 46338 213th St Volga, SD 57071 Membership and Nomination Committees	68	2006	2015	Robert has been a farmer for the past 47 years at Nelson Farms, Inc. He received a B.S. degree in Ag from South Dakota State University, Brookings, South Dakota, in 1968.

1	Kent Howell 21281 464th Ave Volga, SD 57071 Membership Committee	58	2011; also served from 2005 - 2008	2016
Kent has been a farmer for the past 38 years. He is a retired firefighter with the Volga Fire Department. He received his B.S. degree in Agriculture from South Dakota State University, Brookings, South Dakota, in 1977.

2	Paul Barthel 22308 486th Ave Elkton, SD 57026 Governance, Nomination, and Planning Committees	45	2007; also served from 1996-2006	2015
Paul has been a farmer for the past 28 years. He is a member of the South Dakota Soybean Association, and the South Dakota Corn Growers. He graduated with a B.S. degree in Ag Business and minor in Agronomy from South Dakota State University, Brookings, South Dakota, in 1992.

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Current Term Expiring*	Occupation and Background
2	Doyle Renaas 22223 459th Ave Nunda, SD 57050 Planning Committee	47	2012	2016
Doyle has been a farmer for the past 27 years. He has been a member of the Rutland High School board for five years and board member of Grace Church Council for ten years, where he has served as president and deacon. He previously served as supervisor of the Township of Clarno board for ten years. He graduated with an Associate’s degree in Agriculture from South Dakota State University, Brookings, South Dakota, in 1992.

3	David Driessen 410 Oscar Ave N Canby, MN 56220 Membership and Nomination Committees	59	2005	2015	David has been a farmer for the past 33 years. He is past director of the Canby Farmers Grain Coop. He received his B.A. degree from Southwest State University, Marshall, Minnesota, in 1977.

3	Lyle R. Trautman 409 Lakeview St Lake Benton, MN 56149 Finance/Audit Committee	60	2006; also served from 1996-2005	2016
Lyle is a retired farmer. He is a member of the Lincoln County Soybean and Corn Growers Associations and the Minnesota Soybean and Corn Growers Associations. He is also a former member of the Lake Benton City Council. He attended Mankato State College and University of Minnesota, Waseca.

4	Randy Tauer 22257 Skyview Ave Morgan, MN 56266 Nomination and Planning Committees	52	2007	2015
Randy has been a farmer for the past 33 years. He is a member of the Minnesota Soybean Association and the American Soybean Association. He is a former board member of The New Midwest Company, LLC (f/k/a Golden Oval Eggs, LLC), a former SEC reporting company, from 2003 to 2006.  He graduated with a degree in Ag Production from Willmar Vo-Tech, Willmar, Minnesota, in 1982.

District	Name and Position with Company, if any, Address.	Age	Board Member Since or Prior Board Member	Current Term Expiring*	Occupation and Background
4	Gary Kruggel 30217 State Hwy 15 Winthrop, MN 55396 Membership Committee	52	2013	2016
Gary has been a farmer for the past 22 years.  He is a board member of Winthrop Opportunities in Winthrop, Minnesota. He is a former board member of The New Midwest Company, LLC (f/k/a Golden Oval Eggs, LLC), a former SEC reporting company, and is active in various civic organizations. He graduated with a degree in Sales & Marketing from Willmar Vo-Tech College, Willmar, Minnesota, in 1987.

5	Ardon Wek 43958 288th St Freeman, SD 57029 Vice-President; Governance, Finance/Audit, and Nomination Committees	56	2007; also served from 1996-2006	2015
Ardon has been a farmer for the past 35 years. He is a member of the South Dakota Corn Growers, and the South Dakota Soybean Association. He graduated with a degree in Architectural Drafting and Building Construction from Mitchell Technical College, Mitchell, South Dakota, in 1978.

5	Paul Dummer 30244 429th Ave Lesterville, SD 57040 Planning Committee	59	2008	2016
Paul has been a farmer for the past 31 years. He was a former member of the Yankton County Planning & Zoning board and chairman of the Yankton Country Drainage Commission. He is a former director of Country Pride Cooperative and Farmers Union Oil Cooperative. He received an Associate’s Degree in Soils from the University of Minnesota -Waseca, Waseca, Minnesota, in 1972, and a Bachelor of Science Degree in Plant Science from South Dakota State University in Brookings, South Dakota, in 1976.

PROPOSAL TWO : APPROVAL OF SECTION 6.2(a)(i)(ii) and (b) TO OPERATING AGREEMENT

The second item for consideration at the Annual Meeting is the approval of amendments to Section 6.2(a)(i)(ii) and Section 6.2(b) of the Company’s Operating Agreement. The specific text of the amendments can be found below under “Proposed Amendments to Section 6.2(a)(i)(ii) and (b) of Operating Agreement,” followed by the “Background and Purpose of Amendments” and “Effect on Members if Amendments Approved.” Also attached to this Proxy Statement is Attachment A, a copy of the Amended and Restated Operating Agreement incorporating all of the amendments to Section 6.2(a)(i)(ii) and Section 6.2(b) which, if adopted, would become effective on the date of the Annual Meeting. You are urged to review the Amended and Restated Operating Agreement in its entirety. The Board recommends that you vote “FOR” the amendments to Section 6.2(a)(i)(ii) and Section 6.2(b).

Proposed Amendments to Section 6.2(a)(i)(ii) and (b) of Operating Agreement
The text of the proposed amendments to Section 6.2(a)(i)(ii) and Section 6.2(b) is underscored or struck through to reflect what is being added to (underscored) or eliminated from (struck through) the Operating Agreement by the amendments.
6.2    Distributions of Available Cash.
(a) ~~Distributions of~~ Available Cash for Distribution shall be ~~made~~ distributed to the Members in any amounts and at any time, as determined by the Board of Managers, in its sole discretion, provided that such distribution does not violate or cause the Company to default under the terms of the Company's loan agreement or related agreements or violate Section 6.10 of this Agreement.~~for each fiscal year of the Company in accordance with the following provisions:~~

~~(i)~~
~~Tax Distribution. To the Members in an aggregate amount equal to thirty percent of the Company’s net income for such fiscal year, as determined in accordance with generally accepted accounting principles and reported on the financial statements furnished to each Member pursuant to Section 8.21 of this Operating Agreement. Provided, however, that no distribution pursuant to this Section 6.2(a) (i) will be made if the net income for such fiscal year does not exceed $500,000.00, unless the Board of Managers votes to make a distribution notwithstanding that the net annual income for such fiscal year does not exceed $500,000.00.~~

~~(ii)~~	~~Other Distributions. Distributions in excess of the tax distribution made under Section 6.2(a)(i) of this Operating Agreement for any fiscal year may be made upon a vote of the Board of Managers.~~

~~(b)  Additional distributions, if any, including distributions in excess of Available Cash for Distribution, may be made as the Board of Managers shall determine in its sole discretion.~~ Intentionally omitted.

Background and Purpose of Amendments
The primary purpose of these amendments is to give the Company’s Board of Managers further discretion and flexibility on when a distribution is made to members and on the amount of the distribution. Currently, Section 6.2(a)(i) of the Company’s Operating Agreement is rigid on when a distribution is made and on the actual amount of the distribution. The current section mandates the Company to issue a distribution to members for an amount equal to 30% of the Company’s net income for a given fiscal year unless the Company’s net income for the fiscal year does not exceed $500,000. Thus, the section compels the Company to issue a distribution to members of 30% of net income regardless of whether the distribution is in the Company’s best interest. The Company, for example, is required to issue the 30% distribution even if the Company’s Board of Managers believes it would be more prudent to reinvest the cash into operations, build reserves for future contingencies, or other reasons.
In addition, by approving the amendment, the Company will avoid a potential risk in the future as it relates to compliance with loan or related agreements with a lender. Currently, Section 6.2(a)(i) compels the Company to issue the stated distribution amount regardless of the terms of a loan agreement or related agreement between the Company and a third party lender. A loan agreement will often contain a restriction on the amount and frequency of a company’s distribution to its members in an effort to ensure the company can effectively cover its debt service to the lender. In the event of a violation of this restriction, an event of default may occur, allowing a lender to call the loan and seek various remedies against the company including demanding immediate repayment of the full balance of the loan. While the Company’s current loan agreement with its senior lender allows a distribution to members of up to 50% of prior year’s net income, the Company could be subject to a lower restriction in the future and thus be exposed to the aforementioned risk. One way to decrease this risk is to amend Section 6.2(a)(i).
Finally, by approving the amendment, the Company will be able to avoid any adverse effect from having to accrue the 30% distribution on the Company’s financial statements. Because of the mandatory nature of the 30% distribution, the Company must record the distribution as a liability and equity reduction on its year-end and interim period financial statements. The Board of Managers and management believe this recording causes members and potential members to view the Company unfavorably when comparing the Company’s financial statements with other similar companies.

Effect on Members if Amendments Approved
By adopting the amendments to Section 6.2(a)(i)(ii) and 6.2(b), the Company‘s Board of Managers and management will be granted more control over the management of the Company’s finances. In particular, the Company’s management will have greater flexibility in issuing distributions to its members, allowing it to consider more fully whether any distribution of cash is in the best interest of the Company in light of the Company’s capital investment, future contingencies or other needs. In addition, the amendments will more effectively ensure against any potential risk of a violation under a loan agreement into which the Company enters and which restricts the Company’s ability to make distributions to its members. If adopted, however, the amendments to Section 6.2(a)(i)(ii) and 6.2(b) will not alter the Company’s Board of Managers primary objective on distributions, namely, maximizing the issuance of cash distributions to its members on an annual basis while maintaining financial strength.

Voting Procedures for Approval of Amendments of Operating Agreement

As stated above, each member is entitled to cast only one vote for each matter to be voted upon at the Annual Meeting regardless of the number of capital units he or she owns. You may vote at the Annual Meeting or by mail-in ballot. Provided a quorum is present at the Annual Meeting, a vote “For” the approval of the amendments to Section 6.2(a)(i)(ii) and Section 6.2(b) by a majority of the members voting on the approval is required to adopt the amendments which, if adopted, will be contained in the Form of the Amended and Restated Operating Agreement attached as Attachment A.
We are asking you to indicate your support for amendments to Section 6.2(a)(i)(ii) and Section 6.2(b) as described above. Accordingly, we are asking you to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, that Section 6.2(a)(i)(ii) and Section 6.2(b) be amended to read as follows:

(a)  Available Cash for Distribution shall be distributed to the Members in any amounts and at any time, as determined by the Board of Managers, in its sole discretion, provided that such distribution does not violate or cause the Company to default under the terms of the Company’s loan or related agreements or violate Section 6.10 of this Agreement.

(b) Intentionally omitted.

OUR BOARD RECOMMENDS THAT MEMBERS CAST THEIR VOTE “FOR” THE FOREGOING RESOLUTION.

PROPOSAL THREE : APPROVAL OF SECTION 6.2(c) TO OPERATING AGREEMENT

The third item for consideration at the Annual Meeting is the approval of an amendment to Section 6.2(c) of the Company’s Operating Agreement. The specific text of the amendment can be found below under “Proposed Amendment to Section 6.2(c) of Operating Agreement,” followed by the “Background and Purpose of Amendment” and “Effect on Members if Amendment Approved.” Also attached to this Proxy Statement is Attachment A, a copy of the Amended and Restated Operating Agreement incorporating the amendments to Section 6.2(c) which, if adopted, would become effective on the date of the Annual Meeting. You are urged to review the Amended and Restated Operating Agreement in its entirety. The Board recommends that you vote “FOR” the amendments to Section 6.2(c).
Proposed Amendment to Section 6.2(c) Operating Agreement
The text of the proposed amendment to Section 6.2(c) is underscored or struck through to reflect what is being added to (underscored) or eliminated from (struck through) the Operating Agreement by the amendment.
6.2    Distributions of Available Cash.
(c) ~~Except as set forth in Section 6.2 (d) of this Operating Agreement,~~ Available Cash for Distribution under Section 6.2(a), ~~shall be made to Members after tax distributions~~ shall be made to Members of record as of the last day of the previous Quarter in which the distribution was declared by the Board of Managers and shall be made ratably in proportion to their Ownership Percentages~~; provided, that with respect to Members whose Capital Units may have been transferred, forfeited, reduced or changed during such year, distributions shall be pro rated in accordance with the proration of allocations among such other Members made with respect to such year under Section 6.6 of this Operating Agreement.~~

Background and Purpose of Amendment
The primary purpose of this amendment is to modernize the distribution policy as it relates to whom is entitled to receive declared distribution of cash from the Company, particularly during the first quarter of any fiscal year. Historically, the Company, when profitable during the prior year, has striven to issue a distribution to its members during the first quarter of the new fiscal year. The primary objective of the policy is to assist members or former members of the Company with the payment of federal income taxes which a member incurs based on the income of the Company. The Company, as a partnership under the Internal Revenue Code, is not subject to nor pays any federal income taxes. Instead, each member of the Company pays a tax on his or her allocable share of the Company’s net income for a given year regardless of whether a distribution is made to the member.
Currently, Section 6.2(c) of the Company’s Operating Agreement and the Company’s distribution policy require that if the Company’s Board of Managers declares a distribution of cash during the first quarter of a year, the distribution is made to members and former members in proportion to the number of quarters the members or former members held the capital units during the prior fiscal year. For example, if the Company declares and issues a distribution on February 1, 2015, the amount of distribution is issued to members and, if applicable, former members in proportion to the number of quarters such persons held the Company’s capital units during 2014. Thus, if a former member sold his or her capital units to a new member on July 1, 2014, the former member would be entitled under the current policy to receive a portion of the cash distribution declared on February 1, 2015 based on his or her proportionate ownership percentage in the Company multiplied by the ratio of total number of quarters he or she held the capital units in 2014 (i.e., first two quarters or two-fourths). Similarly, the new member who bought the capital units on July 1, 2014 is entitled a receive a portion of the cash distribution declared on February 1, 2015 based on his or her proportionate ownership percentage in the Company multiplied by the number of quarters he or she held the capital units in 2014 (i.e., last two quarters or two-fourths).
The primary problem with the current policy and its methodology is that it has led to several dissatisfied buyers of the Company’s capital units. Over the last two years, when the Company has been profitable, the Company has received a number of complaints from buyers about the Company’s distribution policy. The buyers have principally complained about the look-back portion of the policy, whereby a distribution of income in the first quarter of a given year is distributed to members or former members in accordance with the allocation provisions of the Operating Agreement and in proportion to how long such persons held the capital units in the prior year. The buyers have asserted that, upon purchase of the Company’s capital units and transfer of record ownership, they should be entitled to all of the Company’s distributions declared in the future. These complaints have urged the Company to propose changing the current policy to one used by some similarly situated limited liability companies which distribute a company’s cash to members of record as of a date closest to the distribution declaration date.
The objective of the proposed amendment to Section 6.2(c) is to modernize the distribution policy to better satisfy buyers and members of the Company who purchase capital units. By adopting a policy where all of a Company’s distribution is issued to members of record as of the last day of the previous quarter in which the distribution was declared, the Company believes the distribution policy will be more consistent with expectations of the present-day buyers and thus more acceptable to buyers and members of the Company as a whole.
Effect on Members if Amendment Approved
By adopting the amendment to Section 6.2(c), distributions declared by the Company during the first quarter of a fiscal year will no longer be distributed based on the number of quarters the member or former members owned the capital units during the previous year. Instead, the Company will issue all of the distribution to members of record as of the last day of the previous quarter in which the distribution was declared regardless of the previous year’s holding periods by any person. For example, using the above example, if the Company declared a distribution on February 1, 2015, the distribution will no longer be issued to members and former members in proportion to the number of quarters such persons held the Company’s capital units during 2014. Instead, under the new policy, the only person receiving a distribution would be the person who is the member of record of the Company on December 31, 2014.
The amendment to Section 6.2(c) has one potential drawback to members who sell their capital units in the Company. Depending upon when a member sells his or her capital units of the Company, such member may not receive any portion of the Company’s declared distribution to cover the member’s allocable share of the federal income taxes paid on the capital units. As a partnership for federal income tax purposes, each member of the Company pays federal income taxes based on his or her allocable share of the Company’s income in a given year regardless of whether a distribution is paid to the member. Under the current distribution policy of Section 6.2(c), using the above example, a member who sold his or her capital units in 2014, is entitled to receive a portion of any distribution declared by the Company during the first quarter of 2015. This distribution portion, typically, would be used by the member or former member to cover federal income taxes the person incurs in 2014 based on his or her allocable share of the Company’s income. But under the amendment to Section 6.2(c), a member who sold his or her capital units in the first three quarters of 2014 would not receive any portion of the distribution declared by the Company during the first quarter of 2015; accordingly, he or she would not receive any distribution to cover federal income taxes the person incurs in 2014 based on his or her allocable share of the Company’s income. The only person to receive a distribution would be the member of record as of December 31, 2014.
Voting Procedures for Approval of Amendment of Operating Agreement

As stated above, each member is entitled to cast only one vote for each matter to be voted upon at the Annual Meeting regardless of the number of capital units he or she owns. You may vote at the Annual Meeting or by mail-in ballot. Provided a quorum is present at the Annual Meeting, a vote “For” the approval of the amendment to Section 6.2(c) by a majority of the members voting on the approval is required to adopt the amendment which, if adopted, will be contained in the Form of the Amended and Restated Operating Agreement attached as Attachment A.
We are asking you to indicate your support for amendment to Section 6.2(c) as described above. Accordingly, we are asking you to vote “For” the following resolution at the Annual Meeting:
“RESOLVED, that Section 6.2(c) be amended to read as follows:
(c) Available Cash for Distributions shall be made to Members or beneficial owner of Capital Units of record as of the last day of the previous Quarter in which the distribution was declared by the Board of Managers and shall be made ratably in proportion to their Ownership Percentages.

OUR BOARD RECOMMENDS THAT MEMBERS CAST THEIR VOTE “FOR” THE FOREGOING RESOLUTION.

PROPOSAL FOUR : APPROVAL OF SECTION 6.2 (d) TO OPERATING AGREEMENT

The fourth and final item for consideration at the Annual Meeting is the approval of amendment to Section 6.2(d) of the Company’s Operating Agreement. The specific text of the amendment can be found below under “Proposed Amendment to Section 6.2(d) of Operating Agreement,” followed by the “Background and Purpose of Amendment” and “Effect on Members if Amendment Approved.” Also attached to this Information Statement is Attachment A, a copy of the Amended and Restated Operating Agreement incorporating all of this amendment which, if adopted, would become effective on the date of the Annual Meeting. You are urged to review the Amended and Restated Operating Agreement in its entirety. The Board recommends that you vote “FOR” the amendment to Section 6.2(d).
Proposed Amendment to Sections 6.2(d) of Operating Agreement
The text of the proposed amendment to Section 6.2(d) is underscored or struck through to reflect what is being added to (underscored) or eliminated from (struck through) the Operating Agreement by the amendment.
Section 6.2~~(d)  Not withstanding any other provisions of this Operating Agreement to the contrary, the Board of Managers retains the exclusive right to make discretionary distributions of cash as they deem appropriate to retire any portion or all of the equity that is recorded on the Company's books that pertains to operations as a cooperative prior to July 1, 2002 (Pre-LLC equity). Such right shall be limited to the amount of local equity that was retained by the South Dakota Soybean Processors during the time it was a cooperative. Such Pre-LLC equity may be retired by the Board of Managers in accordance with the Company's internal records. All other distributions shall be made in accordance with Sections 6.2 (a), (b) and (c).~~ Intentionally omitted.
Background and Purpose of Amendment
The primary purpose of the amendment to Section 6.2(d) is to eliminate the discretionary retiring of certain qualified patronage and, instead, retire qualified retainage only at the time of a liquidation of the Company. Prior to reorganizing from a cooperative to a limited liability company, the Company’s predecessor cooperative (the “Cooperative’) issued to members from 1998 to 2002 written notices of allocation under Section 1388 of the Internal Revenue Code. A cooperative is allowed under the Internal Revenue Code and state law to distribute net income to its members, also known as patronage, in the form of cash or written notices of allocation. Cash funds represented by written notices of allocation are retained and recorded by a cooperative for capital investment in the cooperative. A member of a cooperative, however, pays taxes on the amount retained by the cooperative and the cooperative is allowed a deduction against its net income by the same amount for purposes of determining taxable income. Under the Cooperative’s bylaws, whenever the Cooperative was financially able to do so, its board of directors had the discretion, but not the obligation, to retire the amount retained and attributed to each member by a patronage distribution to the members.
As part of the Cooperative’s reorganization to a limited liability company in July 2002, all retainage attributed to a member or former member in the Cooperative was converted into equity of the Company and transferred into a capital account of each member and former member of the Cooperative. The Company’s books and records reflect to this day the conversion of retainage in each member’s or former member’s capital account. At the time of the reorganization in 2002, the Company made no provision in its Operating Agreement to allow for any discretionary retiring of retainage; that is, all distributions of the Company were to be made only in proportion to each member’s ownership percentage in the Company. Ownership percentage is defined under the Operating Agreement as the percentage ownership of a member determined by taking the total capital units of the Company held by such member divided by the total number of capital units issued and outstanding in the Company. In June 2007, however, the Company’s members approved amendments to the Company’s Operating Agreement by adding current Section 6.2(d) and Section 13.2 (c) which allow for the Board of Managers, in its discretion, to retire retainage incurred between 1998 and 2002. These amendments thus allowed the Company to issue distributions to both members of the Company and former members of the Cooperative, which meant distributions could be made not in proportion to a member’s ownership percentage in the Company. One distribution of this kind was made in April 2008.
The Company now wishes to eliminate Section 6.2(d) and return to the provisions of the Operating Agreement under this section in effect prior to June 2007. The above amendment to Section 6.2(d) will carry out this desire. The primary reason for this amendment is to operate and treat the Company, as it relates to distribution policy, solely as a limited liability company and no longer in part as a cooperative. The Company believes that distributions should only be made to members of the Company and based on a member’s ownership percentage in the Company. Distributions made to persons other than the members of the Company, the Board of Managers believes, creates significant confusion in the marketplace for the Company’s capital units, potentially dissuading persons from purchasing capital units in the Company, and is unfair to members who have remained loyal to the Company and expect to share a distribution only with members of the Company. Further, the Board of Managers believes that former members of the Cooperative, or their successors, will receive the benefit of retainage if and when the Company liquidates, which is preserved and clarified under Section 13.2(d).
Effect on Members if Amendment Approved
If the proposed amendment to Section 6.2(d) is approved by the members, the Company’s Board of Managers will no longer have the authority and discretion to make distributions solely to members and former members of the Cooperative based on patronage retained by virtue of written notices of allocation. The Board, for example, would be no longer authorized to issue discretionary distributions to persons who were members of the Cooperative prior to 2002, but not issue distributions to persons who became members of the Company after July 2002, in order to retire any patronage retained and attributed to written notices of allocation. Rather, if the amendment is approved, the Company’s distributions will be made only to members of record of the Company and only in proportion to each member’s ownership percentage of the Company.
Voting Procedures for Approval of Amendment of Operating Agreement

As stated above, each member is entitled to cast only one vote for each matter to be voted upon at the Annual Meeting regardless of the number of capital units he or she owns. You may vote at the Annual Meeting or by mail-in ballot. Provided a quorum is present at the Annual Meeting, a vote “For” the approval of the amendment to Section 6.2(d) by a majority of the members voting on the approval is required to adopt the amendment to Section 6.2(d) which, if adopted, will be contained in the Form of the Amended and Restated Operating Agreement attached as Attachment A.
We are asking you to indicate your support for amendment to Section 6.2(d) as described above. Accordingly, we are asking you to vote “For” the following resolution at the Annual Meeting:
“RESOLVED, that Section 6.2(d) be amended to read as follows:

Section 6.2 (d)    Intentionally omitted.
OUR BOARD RECOMMENDS THAT MEMBERS CAST THEIR VOTE “FOR” THE FOREGOING RESOLUTION.

CORPORATE GOVERNANCE

Board Structure

The board currently consists of 15 persons representing five geographical districts. The geographical districts are located primarily in South Dakota and Minnesota.  The president (chairman) of the board does not serve as our chief executive officer, chief financial officer, or in any management executive position. Also, neither our chief executive officer, chief financial officer, nor any management personnel serves on the board.

Determination of Board Independence

The board has considered the independence of the nominees for election at the Annual Meeting and the existing board members not running for election at the Annual Meeting under the Nasdaq Marketplace Rules (“NASDAQ”) (though the Company’s capital units are not listed on any exchange or quotation system). The board has determined that, with the exception of Messrs. Gorder, Howell, Jerzak, Nelson, and Tschakert, all of the nominees to the board and existing board members not running for election are independent under NASDAQ’s rules. Messrs. Gorder, Howell, Jerzak, Nelson, and Tschakert are not considered independent because each received from the Company over $120,000 for the sale and delivery of soybeans to the Company within any of the preceding three years.

Committees of the Board of Managers and Committee Independence

The board has the following committees: finance/audit committee, nomination committee, governance committee, membership committee, and planning committee. The board does not have a standing compensation committee because of the Company’s small size and management structure which the board believes reduces the need for such committee; instead, the governance committee and the remaining members of the board participate in the consideration of executive officer and board compensation.  The composition and function of the committees of the board are set forth below.

Finance/Audit Committee. The finance/audit committee acts under an audit committee charter, which is available on the Company’s website at http://www.sdsbp.com under “About SDSP,” “Board of Managers.” The charter is used by the audit committee to guide its activities. The current members of the audit committee are Jerome Jerzak, who serves as the chairman of the committee, Robert Nelsen, Lyle Trautman, Ardon Wek, and Gary Wertish. Because our board members are generally farmers, as is common for producer-based agricultural entities, we do not have a financial expert serving on our finance/audit committee.  Our finance/audit committee is exempt from the independence listing standards because our capital units are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, we believe that, with the exception of Mr. Jerzak, all of the members of the finance/audit committee are independent within the meaning of NASDAQ’s rules. Mr. Jerzak is not independent because he received payment from the Company for the sale and delivery of soybeans to the Company within any of the three preceding years. The finance/audit committee held eight meetings during the fiscal year ended December 31, 2013.

Nomination Committee. The nomination committee acts under a nomination committee charter that is available for review on our website at http://www.sdsbp.com under “About SDSP,” “Board of Managers.”  The members of the nomination committee for the 2014 Annual Meeting are Paul Barthel, who serves as the chairman of the committee, David Driessen, Robert Nelson, Randy Tauer, and Ardon Wek. New members of the nomination committee are selected each year and will be appointed for purposes of the 2015 Annual Meeting.  The nomination committee reviews the nomination petition forms submitted by members and searches for and contacts potential nominees for positions on the board.  We believe that, with the exception of Mr. Nelson, all of the members of the nomination committee are independent within the meaning of NASDAQ’s rules. Mr. Nelson is not independent because he received payment from the Company for the sale and delivery of soybeans to the Company within any of the three preceding years. The nomination committee held two meetings in 2013 and through March 31, 2014.

Governance Committee. The governance committee assists the board in the supervision of the chief executive officer and chief financial officer, including the review of their performance and compensation package, reviews legal issues and responsibilities of the Company, and provides for future planning of the Company. The current members of the governance committee are Ron Gorder, who serves as chairman of the committee, Paul Barthel, Jerome Jerzak, Delbert Tschakert and Ardon Wek. The governance committee held three meetings during the fiscal year ended December 31, 2013.

Planning Committee. The planning committee assists the board and our management in capital planning, budgeting and growth of the Company. The current members of the planning committee are Paul Dummer, who serves as chairman of the committee, Paul Barthel, Ron Gorder, Doyle Renaas, and Randy Tauer. The planning committee held seven meetings during the fiscal year ended December 31, 2013.

Membership Committee. The membership committee assists the board and our management in planning of annual and special meetings of members, as well as communicating with our members, the local community and public at large. The current members of the public relations committee are Robert Nelson, who serves as chairman of the committee, David Driessen, Kent Howell, Gary Kruggel, and Delbert Tschakert. The membership committee held seven meetings during the fiscal year ended December 31, 2013.

Board Attendance at Board, Committee and Annual Member Meetings

The board held nine regularly scheduled meetings during the fiscal year ended December 31, 2013.  Each board member attended at least 75% of the meetings of the board during the fiscal year ended 2013. Each manager attended at least 75% of the committee meetings of which each was a member during the fiscal year ended 2013. The Company does not have a formal attendance policy for the annual meeting; however, we encourage all board members to attend the annual meeting of members. All board members attended the annual meeting of members in 2013.

Board Nomination

Criteria for Nomination to the Board. The nomination committee is responsible for identifying, evaluating and approving qualified candidates for nomination as managers. The committee has not adopted minimum qualifications that nominees must meet in order for the committee to recommend them to the board. Rather, the committee evaluates each prospective nominee against general standards and qualifications, including their:

•	experience in the Company's core business or ancillary markets;

•	ability to represent the interests of the members of the Company;

•	standards of integrity, commitment and independence of thought and judgment; and

•	ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

The committee also considers other relevant factors as it deems appropriate, including:

•	the current composition of the Board, and the extent to which the prospective nominee would contribute to the Board's diversity in terms of talent, skill, knowledge, and expertise; and

•	the evaluations of other prospective nominees.

Members are permitted and encouraged each year to recommend a prospective nominee to the board by sending a letter to the attention of the nomination committee. In addition, our operating agreement requires all board members to be members or a representative owner of a member in the Company, which in effect causes members generally to nominate to the board other members of the Company or causes members of the Company to submit nomination on behalf of themselves.

Process for Identifying and Evaluating Nominees

To be nominated for election to the board at an annual meeting, nominations are required to be submitted in writing to our office, 100 Caspian Ave., PO Box 500, Volga, South Dakota 57071-0500. Nominations are required to be submitted no earlier than January 1 and no later than March 15 of each year. The letter may include whatever supporting material the member considers appropriate.  A member who is himself or herself interested in being considered for nomination to the board is required to fill out a questionnaire and return the questionnaire to the nomination committee no earlier than January 1 and no later than March 15 of each year.

Once the committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to or known by the committee, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the following factors:

•	the need for additional board members to fill vacancies or expand the size of the board; and

•	the likelihood that the prospective nominee can satisfy the evaluation factors described above.

If the committee determines (in consultation with the other managers as appropriate) that additional consideration is warranted, it may gather additional information about the prospective nominee’s background and experience. The committee then evaluates the prospective nominee against the standards and qualifications it determines are relevant.  After completing this evaluation, the committee determines whether or not a nominee should be presented for election by the members.

Board Nominees for the 2014 Annual Meeting

The nomination committee selected the seven nominees - Wayne Enger, Gary Goplen, Jonathan Kleinjan, Maurice Odenbrett, Dennis Timmerman, Delbert Tschakert, and Gary Wertish for the 2014 Annual Meeting of Members. With the exceptions of Messrs. Goplen, Kleinjan and Timmerman, all nominees were selected because, as existing or former board members of the Company, each has valuable knowledge and experience about the Company’s business and operations. Each nominee also was selected because he is an agriculture producer, which provides the Company with valuable information about the soybean and farming industry. For purposes of the 2014 Annual Meeting, all of the selected nominees are members of the Company who submitted nomination petitions on behalf of themselves.

Relationships between Board Members, Executive Officers, or Nominees

No family or interlocking relationships exist between any of the managers of the Board, officer, key employee, or nominee of the Company.

Communications with the Board

Members and other parties interested in communicating directly with the board, or to an individual member of the board, may do so in writing to the board or to an individual member of the board. Communications should be addressed to: the name of the individual board member, or the Board of Managers, South Dakota Soybean Processors, LLC, 100 Caspian Avenue, PO Box 500, Volga, South Dakota 57071.

Code of Ethics

Our board has adopted a Code of Ethics that applies to our officers, including our chief executive officer and chief financial officer. A copy of the Code of Ethics can be obtained, without charge, by writing to the Company at the following address:

South Dakota Soybean Processors, LLC
100 Caspian Avenue, PO Box 500
Volga, South Dakota 57071

Amendments and modifications to, and waivers of, the Code of Ethics will be promptly disclosed by the Company, to the extent required under the Exchange Act, on a current report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF MANAGERS

The Finance/Audit Committee oversees our accounting and financial reporting process and assists the Board in fulfilling its oversight responsibilities.  Our management has the primary responsibility for the financial statements and the reporting process.  Our independent auditor, Eide Bailly LLP, is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Finance/Audit Committee reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2013.  The Finance/Audit Committee has discussed with Eide Bailly LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements.  We have reviewed the written disclosures and the letter from Eide Bailly LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Eide Bailly LLP its independence in connection with its audit of our most recent financial statements.

Based on this review and these discussions, we recommended to the board that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013:

THE FINANCE/AUDIT COMMITTEE

Jerome Jerzak
Robert Nelsen
Lyle Trautman
Ardon Wek
Gary Wertish

INDEPENDENT ACCOUNTANTS

Eide Bailly LLP, independent certified accountants, served as our independent registered accounting firm for the fiscal years ended December 31, 2013 and 2012. Representatives of Eide Bailly are not expected to be present at the 2014 Annual Meeting of Members. The fees paid in 2013 and 2012 are as follows:

Fees for Fiscal Year Ended December 31, 2013:

Audit Fees. Eide Bailly LLP billed a total amount of $81,500 for professional services rendered for the audit of the Company’s various annual financial statements for the fiscal year ended December 31, 2013, and the reviews of the financial statements included in the Company’s Form 10-Qs for the fiscal year ended December 31, 2013.

Tax Fees. Eide Bailly LLP billed a total amount of $22,600 for professional tax services for the fiscal year ended December 31, 2013.

All Other Fees. Eide Bailly LLP did not render any other services for which fees were paid for services rendered in connection with other matters requested by the Company during the fiscal year ended December 31, 2013.

Fees for Fiscal Year Ended December 31, 2012:

Audit Fees. Eide Bailly LLP billed a total amount of $80,000 for professional services rendered for the audit of the Company’s various annual financial statements for the fiscal year ended December 31, 2012, and the reviews of the financial statements included in the Company’s Form 10-Qs for the fiscal year ended December 31, 2012.

Tax Fees. Eide Bailly LLP billed a total amount of $22,400 for professional tax services for the fiscal year ended December 31, 2012.

All Other Fees.   Eide Bailly LLP did not render any other services for which fees were paid for services rendered in connection with other matters requested by the Company during the fiscal year ended December 31, 2012.

Audit Committee Pre-Approval Policies

The finance/audit committee charter provides that the finance/audit committee shall approve in advance any fees related to non-audit services.  Accordingly, our auditor submits to the finance/audit committee a notice of services proposed to be provided and the associated fees prior to the provision of any non-audit services.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Biographies of Executive Officers

The following individuals serve as our executive officers in the capacities listed. These officers serve at the discretion of the board and can be terminated without notice.

Name	Age	Position

Thomas J. Kersting	51	Chief Executive Officer
Mark Hyde	40	Chief Financial Officer

Thomas J. Kersting, Chief Executive Officer. Tom has served as the chief executive officer since March 28, 2011. As chief executive officer, he is responsible for the entire operations of the Company. Prior to serving as the chief executive officer, he served as commercial manager of the Company from 1998 to 2011 and as procurement manager from 1996 to 1998. He graduated from the University of Minnesota’s College of Agriculture with a B.S. in Agricultural Business Administration with an emphasis in operations management. He is a licensed commodity broker and a former director of the National Oilseed Processors Association.

Mark Hyde, CPA, Chief Financial Officer. Mark has served as the chief financial officer since November 1, 2010.  He is responsible for all financial, accounting and reporting obligations of the Company. Prior to becoming chief financial officer, he served as corporate controller of the Company from 2003 to 2010.  Prior to this time, he was employed as a senior associate with Eide Bailly LLP, in Sioux Falls, South Dakota. He graduated from the University of South Dakota with a B.S. in Business Administration, and from the University of Denver with a Masters of Accounting.

Summary Compensation Table

The tables below summarize the total compensation paid or earned for services in all capacities during each of the previous three years for (i) Tom Kersting, who has served as our chief executive officer for all of 2013, 2012 and most of 2011 (March 2011 through December 2011) and commercial manager for the beginning of 2011; (ii) Mark Hyde, who served as our chief financial officer; and (iii) Rodney Christianson who served as former chief executive officer for three months in 2011 (January 2011 through March 2011) (together “Named Executive Officers” or “NEOs”). There were no other executive officers, or employees acting in similar capacity, in the previous three years.

Name and Principal Position	Year	Salary* ($)	Bonus* ($)	Stock Awards* ($)	All Other* Compensation ($)	Total ($)
Tom Kersting	2013	$250,000	$125,983	$6,721	$9,599	$392,303
Chief Executive Officer (1)	2012	208,889	82,325	712	9,341	301,267
	2011	203,000	—	(4,938)	6,856	204,918

Mark Hyde	2013	$104,857	$35,750	N/A	$4,764	$145,371
Chief Financial Officer (2)	2012	100,449	25,375	N/A	4,292	130,116
	2011	98,000	—	N/A	3,551	101,551

Rodney Christianson	2013	$—	$—	$—	$—	$—
Former Chief Executive	2012	—	—	—	—	—
Officer (3)	2011	256,450	—	7,572	2,689	266,711

(1)	Mr. Kersting became chief executive officer on March 28, 2011, formerly serving as commercial manager of the Company from 1998 to March 28, 2011.

(2)	Mr. Hyde became chief financial officer on November 1, 2010, formerly serving as corporate controller of the Company from 2003 to November 1, 2010.

(3)	Mr. Christianson served as chief executive officer from 1996 to March 28, 2011, voluntarily resigning from the Company on March 28, 2011.

* See “Base Salaries,” “Bonus,” “Stock Awards,” and “All Other Compensation” below for further information.

Employment Arrangements and Compensation with Named Executive Officers

Mr. Kersting has served as our chief executive officer since March 28, 2011. On April 1, 2014, we entered into a new employment agreement with him which will terminate on December 31, 2016. Rodney Christianson, who served as our chief executive officer from 1996 to March 28, 2011, was employed under a separate employment agreement. Mr. Hyde does not have an employment agreement with us and is employed at will by the Company.

Base Salaries

Base salaries for our NEOs are determined based on individual responsibilities and duties, performance and experience. Our CEO’s salary is determined and set forth under his employment agreement. Increases in salary, bonus, and other benefits to the CEO are reviewed and approved annually by the board. Under this agreement, Mr. Kersting’s base salary at the beginning of 2012 was $203,000; his salary increased to $210,105 on May 1, 2012, increased to $250,000 on January 15, 2013, and increased to $280,000 on January 1, 2014.

Mr. Christianson’s salary was determined and set forth under his employment agreement, which is no longer in effect. Under this agreement, Mr. Christianson’s base salary was $350,000 in 2011 until his resignation from the Company in March 2011.

Increases in salary, bonus, and other benefits to other NEOs are reviewed annually and approved by the board based on recommendations from the chief executive officer and the Governance Committee.

Bonus

Annual incentive compensation in the form of a bonus is made to all full-time employees, including NEOs, under an employee profit-sharing program approved by the board.  Under the annual incentive program, a cash bonus is made to NEOs if and only to the extent that the Company is profitable, based on the Company’s defined net income at the end of the fiscal year. For all NEOs, including Messrs. Kersting and Hyde, the specific percentage awarded is based on a formula and an evaluation by the chief executive officer and Board of Managers, who take into account current base salary level, level of responsibility and the impact of the NEO’s position on profits. Specifically, if net income exceeds $2 million at the end of the year, an aggregate amount, or pool, is set aside for distribution based on the following formula:  [Net Income -$2 million] * 4.5%. Net income for purposes of this calculation is defined as non-consolidated net income according to our audited financial statements, excluding any income or expense that is considered extraordinary and not arising in the ordinary course of business. Our net income in 2013 and 2012 for purposes of calculating the employees’ incentive pool was $22.20 million and $15.31 million, respectively. In 2011, net income was insufficient for purposes of calculating employees’ incentive bonus pool.

Prior to his resignation in 2011, net income under Rodney Christianson’s previous employment agreement was defined as consolidated net income according to our audited consolidated financial statements, excluding any income or expense that is considered extraordinary and not arising in the ordinary course of business.  As chief executive officer, Rodney was entitled to a bonus of 1/2 of 1% of our annual net income in excess of $2 million (before taxes and member distributions on net income) if our annual net income was between $2 million and $5 million, 1% of our net income in excess of $2 million if our annual net income was greater than $5 million, plus an additional 1% of the amount of net income in excess of $7.5 million. In 2011, there was insufficient net income to qualify Mr. Christianson for a bonus.

Stock Awards

Mr. Kersting has, and Mr. Christianson had prior to his voluntary resignation, a non-qualified deferred plan that awards “phantom” capital units. The awarded phantom capital units, which are fully vested as of the day of their report, are valued annually based on fair market value of the Company’s capital units at the end of the year, compared to the prior year.  If the value of the capital units at the end of the year is less than the value compared to the prior year, it results in a negative value, decreasing the cash amount potentially awarded to the recipient upon payment. In contrast, if the value of the capital units at the end of the year is greater than the value compared to the prior year, it results in a positive value, increasing the cash amount potentially awarded to the recipient upon payment. Upon termination of employment or such person’s 65th birthday, we are required to pay an amount equal to the fair market value of the participant’s total vested phantom units in five annual, substantially equal installments.

All Other Compensation

Other compensation provided to our NEOs includes such things as defined contribution plans and life insurance premiums.  We provide these benefits, as well as medical and dental coverage, to our NEOs to the same extent as such benefits are provided to our other employees.  These benefits are intended to make our NEOs more efficient and effective and provide for their health and well being. The board reviews these other benefits to confirm that they are reasonable and competitive in light of the overall goal of designing the compensation program to attract and retain talent while maximizing the interests of our members.

Defined Contribution Plans

We provide the NEOs and all employees of the Company a tax-qualified 401(k) plan of the Internal Revenue Code.  We match 50% of all full-time employees’ contributed earnings, up to a maximum contribution of three percent (3%) of the employee’s wages.

Life Insurance Premiums

We pay premiums for basic term life insurance, and accidental and disability insurance policies for all NEOs and all employees of the Company.

Perquisites

The chief executive officer and chief financial officer do not receive any perquisites. We provided to our former chief executive officer very limited perquisites, primarily the use of a vehicle, which was intended to serve business needs for the benefit of us.  It is understood that some may be used for personal reasons as well. When perquisites are used for personal reasons, the cost of value is imputed to the chief executive officer as income and the chief executive officer is responsible for all applicable taxes.

Changing Control and Severance Benefits

Mr. Kersting’s employment agreement contains benefits relating to termination and change in control. In the event that Mr. Kersting is terminated from employment from the Company for various reasons, he is entitled to the payment equal to Mr. Kersting’s base salary at the time of termination for a 52 week period.

Mr. Hyde is not entitled to any severance benefit upon his termination of employment with the Company.

Consideration of Say-on-Pay Vote

The Board of Managers believes that our executive compensation programs have been effective in linking compensation to performance in a difficult economic environment by offering competitive pay for financial performance, aligning the interests of our members and our named executive officers and enabling us to attract and retain qualified and experienced executives.

At the 2013 Annual Meeting, members voted in favor of the compensation of the Company's named executive officers and voted to hold the Say-on-Pay vote at the Company's annual meeting every three years. The board will, however, continue to consider the results of the members' Say-On-Pay vote along with other factors when making future executive compensation.

BOARD OF MANAGERS’ COMPENSATION

For their services on the Board of Managers of the Company, an individual received compensation shown in the following table and explained in the accompanying notes. No employees serve on the board.

Name	Fees Earned or Paid in Cash See Note 1	Total ($)
Paul Barthel	$2,150	$2,150
David Driessen	2,075	2,075

Name	Fees Earned or Paid in Cash See Note 1	Total ($)
Paul Dummer	1,825	1,825
Ron Gorder	2,650	2,650
Kent Howell	1,825	1,825
Jerome Jerzak	1,825	1,825
Gary Kruggel	1,075	1,075
Robert E. Nelsen	2,075	2,075
Robert Nelson	2,075	2,075
Doyle Renaas	2,325	2,325
Randy Tauer	1,825	1,825
Lyle Trautman	2,825	2,825
Delbert Tschakert	2,150	2,150
Ardon Wek	2,900	2,900
Gary Wertish	2,325	2,325

(1)
All managers receive a $250 fee for each board or committee meeting or function requiring more than four hours of service, $100 for each board or committee meeting or function requiring less than four hours of service, and $75 for each conference call.   Managers are also reimbursed at current IRS rates for travel incurred for each board and committee meeting or function and when attending other events on behalf of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND NOMINEES

The following table sets forth the beneficial ownership of our outstanding capital units by nominees to the board who are existing board members, named executive officers, and existing board members who are not running for election as of May 1, 2014.  As of that date, no person beneficially owned more than 5% of our capital units.

Name of Beneficial Owner (1)	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Paul Barthel, Manager	1	*	20,500	*
David Driessen, Manager	1	*	45,000	*
Paul Dummer, Manager (2)	1	*	60,000	*
Ronald Gorder, Manager (3)	1	*	106,500	*
Kent Howell, Manager (4)	1	*	80,000	*
Mark Hyde, CFO	—	—	—	—
Jerome Jerzak, Manager (5)	1	*	37,500	*
Tom Kersting, CEO	—	—	—	—
Gary Kruggel, Manager (6)	1	*	15,000	*
Robert Nelsen, Manager	1	*	26,000	*
Robert Nelson, Manager (7)	1	*	8,500	*
Doyle Renaas, Manager (8)	1	*	27,000	*
Randy Tauer, Manager	1	*	18,500	*
Lyle Trautman, Manager (9)	1	*	14,500	*
Delbert Tschakert, Manager (10)	1	*	56,000	*
Ardon Wek, Manager (11)	1	*	35,000	*
Gary Wertish, Manager (12)	1	*	191,000	*
Managers and Executive Officers, as a group	15	*	741,000	2.4%

___________________

*    Percentage of shares beneficially owned by each owner does not exceed 1% of the class.

(1)	The addresses for each of the individual managers listed are set forth above under “Information About Nominees” and “Information about Non-Nominee Board Members.”

(2)	Includes 32,000 capital units owned by Paul and Debra Dummer Living Trust of which Mr. Dummer is a trustee.

(3)	Represents capital units owned by Gorder Dairy Farm of which Mr. Gorder is an owner.

(4)	Includes 50,000 capital units owned by Howell Farms of which Mr. Howell is an owner.

(5)
Represents 18,750 capital units owned by the Trust Agreement of Jerome J. Jerzak of which Mr. Jerzak is the trustee and 18,750 capital units owned by the Trust Agreement of Mary E. Jerzak, of which Mr. Jerzak’s wife is the trustee.

(6)	Represents capital units owned by Gary A. Kruggel Living Trust of which Mr. Kruggel is the trustee.

(7)	Represents capital units owned jointly with Mr. Nelson’s wife.

(8)	Includes 20,000 capital units owned jointly with Mr. Renaas’ parents.

(9)	Represents capital units owned jointly with Mr. Trautman’s wife.

(10)	Includes 21,500 capital units owned by Mr. Tschakert’s wife.

(11)	Represents capital units owned jointly with Mr. Wek’s wife.

(12)	Includes 35,000 capital units owned by Mr. Wertish’s wife.

The following table sets forth the beneficial ownership of our outstanding capital units by the nominees to the board who are not existing board members as of May 1, 2014.

Name of Beneficial Owner	Number of Votes Beneficially Owned	Voting Percentage	Number of Capital Units Beneficially Owned	Ownership Percentage
Wayne Enger (1)	1	*	20,500	*
Gary Goplen	1	*	7,500	*
Jonathan Kleinjan	1	*	7,500	*
Maurice Odenbrett	1	*	45,000	*
Dennis Timmerman (2)	1	*	10,500	*

*    Percentage of shares beneficially owned does not exceed 1% of the class.

(1)	Represents capital units owned by Wayne Enger Revocable Trust of which Mr. Enger is a trustee.

(2)	Represents capital units owned jointly with Mr. Timmerman's wife.

RELATED PERSON TRANSACTIONS

Transactions in Fiscal Years 2012 and 2013

Since 2012, we have not entered into any transactions and there are no currently proposed transactions, in which we were or are to be a participant and the amount exceeds $120,000, in which any related person had or will have a direct or indirect interest, except as described in the “Executive Officers and Executive Compensations” section of this proxy statement or as described below.

In the ordinary course of business, we regularly enter into transactions to purchase soybeans. From time to time, we may buy soybeans from related persons on the same basis as we buy soybeans from unrelated parties. In fiscal year 2013, we purchased soybeans from the following persons and amounts: $543,000 from Gorder Dairy Farms which is Ronald Gorder’s business; $226,000 from Howell Farms which is Kent Howell’s business; $177,000 from Jerome Jerzak; $577,000 from Nelson Farms of Volga which is Robert Nelson’s business; and $228,000 from Delbert Tschakert. Messrs. Gorder, Howell, Jerzak, Nelson, and Tschakert are members of our board.

In fiscal year 2012, we purchased soybeans from the following persons and amounts: $396,000 from Gorder Dairy Farms which is Ronald Gorder’s business; $273,000 from Howell Farms which is Kent Howell’s business; $228,000 from Nelson Farms of Volga which is Robert Nelson’s business; and $196,000 from Delbert Tschakert. Messrs. Gorder, Howell, Nelson, and Tschakert are members of our board.

Process for Review, Approval or Ratification of Transactions with Related Persons

We do not have any formal policies and procedures for the review, approval or ratification of transactions between individual board members or officers and the Company except as set forth under our operating agreement. Under our operating agreement, all acts of the board are required to be conducted by majority vote of disinterested persons serving on the board. A disinterested person is defined as a person who does not have a financial interest or affiliation in any contract or agreement, or whose family member does not have a financial interest or affiliation. A person who is not disinterested is precluded from voting on the matter at hand unless such agreement or contract is made available to all members of the Company, such as a soybean delivery agreement or transfer of capital units. In 2013, these terms and conditions were fully complied with by all members of the board.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, our directors (managers), executive officers and any persons holding 10% or more of the capital units are required to report their ownership of our capital units and any changes in that ownership to the Securities and Exchange Commission (the “SEC”) and to furnish us with copies of such reports. Specific due dates for these reports have been established and we are required to disclose in this report any failure to file on a timely basis by such persons.  To our knowledge, based solely upon a review of copies of such reports received by us which were filed with the SEC from January 1, 2013 through December 31, 2013, and upon written representations from such persons that no other reports were required, we believe that all reports required to be filed under Section 16(a) have been timely filed with the SEC in 2013.

ANNUAL REPORT

Our Annual Report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended December 31, 2013, is posted on our website at http://www.sdsbp.com then clicking “Investor Relations” “2014 Annual Meeting,” and “2013 Annual Report on Form 10-K.”

These annual meeting materials are being delivered pursuant to the Internet Availability of Proxy Materials rules promulgated by the SEC.  We will provide each member a printed or e-mail copy of the Proxy Statement and Annual Report on Form 10-K without charge within three business days of receiving a written request.  Members should direct any requests for a printed or e-mail copy of the annual meeting materials as follows: (i) by calling our office at (605) 627-6100 or toll free at (888) 737-7888; (ii) by e-mail to Bev Kleinjan at bev.kleinjan@sdsbp.com; or iii) by access on our website at http://www.sdsbp.com, by June 1, 2014 to facilitate timely delivery.  We will provide each member a copy of the exhibits to the Annual Report on Form 10-K upon written request and without charge to our members.  The 2013 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or through the IDEA database available from the SEC’s internet site (www.sec.gov).

MEMBER PROPOSALS

Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2015 Annual Meeting of Members must be received by the Company no later than February 15, 2015.  The proposal must be in accordance with the Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2015 Annual Meeting of members without including such proposal in the Company’s Information Statement must provide us with notice of such proposal no later than 60 days before the Annual Meeting date.  We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The board knows of no other matter to be acted upon at the meeting.

BY THE ORDER OF THE BOARD OF MANAGERS

/S/ Ronald J. Gorder
Ronald J. Gorder
President of the Board of Managers

April 29, 2014

CLASS A MEMBER BALLOT - DISTRICT #1

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
2014 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY ONE NOMINEE.

	For	Abstain
Jonathan Kleinjan	☐	☐

PROPOSAL TWO: AMENDMENT TO SECTION 6.2(a)(i)(ii) AND (b) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL THREE: AMENDMENT TO SECTION 6.2(c) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL FOUR: AMENDMENT TO SECTION 6.2(d) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 17, 2014 at our office, either by mail or fax, or must be hand delivered to the 2014 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

CLASS A MEMBER BALLOT - DISTRICT #2

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
2014 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY ONE NOMINEE.

	For	Abstain
Maurice Odenbrett	☐	☐

PROPOSAL TWO: AMENDMENT TO SECTION 6.2(a)(i)(ii) AND (b) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL THREE: AMENDMENT TO SECTION 6.2(c) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL FOUR: AMENDMENT TO SECTION 6.2(d) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 17, 2014 at our office, either by mail or fax, or must be hand delivered to the 2014 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

CLASS A MEMBER BALLOT - DISTRICT #3

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
2014 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY ONE NOMINEE.

	For	Abstain
Wayne Enger	☐	☐
Gary Goplen	☐	☐
Dennis Timmerman	☐	☐

PROPOSAL TWO: AMENDMENT TO SECTION 6.2(a)(i)(ii) AND (b) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL THREE: AMENDMENT TO SECTION 6.2(c) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL FOUR: AMENDMENT TO SECTION 6.2(d) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 17, 2014 at our office, either by mail or fax, or must be hand delivered to the 2014 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

CLASS A MEMBER BALLOT - DISTRICT #4

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
2014 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY ONE NOMINEE.

	For	Abstain
Gary Wertish	☐	☐

PROPOSAL TWO: AMENDMENT TO SECTION 6.2(a)(i)(ii) AND (b) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL THREE: AMENDMENT TO SECTION 6.2(c) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL FOUR: AMENDMENT TO SECTION 6.2(d) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 17, 2014 at our office, either by mail or fax, or must be hand delivered to the 2014 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

CLASS A MEMBER BALLOT - DISTRICT #5

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
2014 Annual Meeting

By signing below, I certify that:

•	I am either the owner or the authorized representative of the owner of Class A Capital Units of South Dakota Soybean Processors, LLC, and have full power and authority to vote such capital units; and

•	I vote such capital units on the following matters as set forth below.

PROPOSAL ONE: MANAGER ELECTION. Please place an X in the box next to the nominee for which you wish to vote, by marking “For” or “Abstain.” YOU MAY CAST YOUR VOTE FOR ONLY ONE NOMINEE.

	For	Abstain
Delbert Tschakert	☐	☐

PROPOSAL TWO: AMENDMENT TO SECTION 6.2(a)(i)(ii) AND (b) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL THREE: AMENDMENT TO SECTION 6.2(c) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

PROPOSAL FOUR: AMENDMENT TO SECTION 6.2(d) OF OPERATING AGREEMENT. Please place an X in the box next to your choice. YOU MAY ONLY VOTE BY MAKING ONE SELECTION.

☐ For	☐ Against	☐ Abstain

Ballots must be RECEIVED by 5:00 p.m. (CDT) on Tuesday, June 17, 2014 at our office, either by mail or fax, or must be hand delivered to the 2014 Annual Meeting in order be valid. You may fax the ballot to us at (605) 627-5869 or mail to us at PO Box 500, Volga, South Dakota 57071.

Date:
Signature

Print Name

Date:
Signature

Print Name

PLEASE NOTE: If capital units are jointly owned, such as joint ownership between a husband and wife, both joint owners must sign the ballot for it to be valid.

Attachment A

AMENDED AND RESTATED
OPERATING AGREEMENT
OF
SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

This Amended and Restated Operating Agreement of South Dakota Soybean Processors, LLC, dated as of ______________, 2014, is executed and agreed to, for good and valuable consideration, by the Company (as defined below) and its Members (as defined below).

ARTICLE 1
DEFINITIONS

As used in this Operating Agreement, the following terms have the following meanings:

1.1           “Act” means the South Dakota Limited Liability Company Act and any successor statute, as amended from time to time.

1.2           “Affiliate” of any Person shall mean any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person; or if such Person is a partnership, any general partner of such Person or a Person controlling any such general partner. For purposes of this definition, “control” (including “controlled by” and “under common control with”) shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise.

1.3           “Articles” means the Articles of Organization filed with the Secretary of State of South Dakota on October 12, 2001, by which South Dakota Soybean Processors, LLC was organized as a South Dakota limited liability company under and pursuant to the Act.

1.4           “Available Cash for Distribution” means the gross cash proceeds from Company operations, including the sale of Company property but excluding capital contributions and the proceeds of Company indebtedness, less the portion thereof used to pay or establish reserves for all Company expenses, debt payments, capital improvements, replacements and contingencies, all as determined by the Board of Managers in its sole discretion. “Available Cash for Distribution” shall not be reduced by depreciation, amortization, cost recovery deductions or similar allowances, but shall be increased by any reduction of reserves previously established.

1.5           “Board of Managers” means the Managers acting as a group with the powers set forth in the Articles and this Operating Agreement.

1.6           “Bankrupt Member” means (except to the extent that the Board of Managers determines otherwise) any Member (a) that makes a general assignment for the benefit of creditors; (b) files a voluntary bankruptcy petition under Chapter 7 of the United States Bankruptcy Code; (c) files a petition or answer seeking for the Member a liquidation, dissolution, or similar relief under any law; (d) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in a proceeding of the type described in subclauses (a) through (c); (e) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Member’s or of all or any substantial part of the Member’s properties; or (f) against which an involuntary petition has been filed and a proceeding seeking relief under Chapter 7 of the United States Bankruptcy Code, liquidation, dissolution, or similar relief under any law has been commenced and 90 days have expired without dismissal thereof or with respect to which, without the Member’s consent or acquiescence, a trustee, receiver, or liquidator of the Member or of all or any substantial part of the Member’s properties has been appointed and 90 days have expired without the appointment having been vacated or stayed, or 90 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

1.7           “Capital Account” has the meaning set forth in Section 5.5 of this Operating Agreement.

1.8           “Capital Contribution” means any actual contribution by a Member to the capital of the Company in the Reorganization or through the purchase of Capital Units (but does not include subscribed for, but unpaid Capital Units).

Attachment A

1.9           “Capital Unit” or “Unit” means Capital Units of the Company with the rights and privileges set forth in this Operating Agreement, including Class A Capital Units, and any other class of Capital Units as may be approved and adopted by the Board of Managers.

1.10         “Capital Unit Transfer System” means the procedures set forth in Article 4 of this Operating Agreement governing all Dispositions of Capital Units.

1.11         “Class A Members” means holders of Class A Capital Units who have executed and agreed to be bound by this Operating Agreement.

1.12         “Code” means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

1.13         “Committed Capital” means $20,837,637.00 for 14,129,250 Class A Capital Units to be issued with respect to Members receiving Class A Capital Units in the Reorganization, and, with respect to any additional Members, the purchase price of the Capital Units subscribed for in any subsequent offering pursuant to a subscription agreement that has been accepted by the Company, regardless of whether such purchase price has been fully paid.
1.14         “Company” means South Dakota Soybean Processors, LLC (formerly, Soybean Processors, LLC), a manager-managed South Dakota limited liability company.

1.15         “Cooperative” means South Dakota Soybean Processors, a South Dakota cooperative corporation.

1.16         “Dispose,” “Disposing,” or “Disposition” means the sale, assignment, transfer, gift, exchange, or other disposition of one or more Capital Units, whether voluntary or involuntary, but not the mortgage, pledge, or grant of a security interest therein.

1.17         “Manager” means any natural Person who is a member of the Board of Managers of the Company, whether initially named in the Articles or later elected as provided in this Operating Agreement.

1.18         “Member” means any Person who holds one or more Capital Units and has executed this Operating Agreement, whether initially admitted as of the date of this Operating Agreement or later admitted to the Company as a Member as provided in this Operating Agreement. Unless the context otherwise requires, the term “Member” shall include any Member’s representative in event of the death, incapacity, or liquidation of the Member. Except as specifically stated otherwise, “Members” refers to all Class A Members.

1.19         “Member Agreement” means the agreement between each Member and the Cooperative requiring each Member to deliver to the Cooperative on an annual basis soybeans owned by the Member.

1.20         “Ownership Percentage” with respect to any Member means the percentage of ownership of a Member determined by taking the total Capital Units held by such Member divided by the aggregate total number of issued and outstanding Capital Units.

1.21         “Person” includes an individual, partnership, limited partnership, limited liability company, foreign limited liability company, trust, estate, corporation, foreign corporation, cooperative, custodian, trustee, executor, administrator, nominee or entity in a representative capacity.

1.22         “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative.

1.23         “Quarter” means any of the three-month periods (choose one option: (1) ending on March 31, June 30, September 30 and December 31, (2) beginning on January 1, April 1, July 1 and October 1) which shall be the periods set by the Board of Managers for the dates of permitted transfers for the transfer of Capital Units by Members and other Persons, and may be used for other administrative matters.

1.24         “Reorganization” means the exchange of all of the assets and liabilities of the Cooperative for the Class A Capital Units of the Company, the subsequent dissolution of the Cooperative and distribution of the Company’s Class A Capital Units to the Cooperative’s shareholders in liquidation of the Cooperative, and the adoption of this Operating Agreement concurrently therewith, all pursuant to the Plan of Reorganization dated December 10, 2001.

Attachment A

1.25         “Super Majority Vote” means, whenever applicable to a vote solely by the Managers and indicated in this Operating Agreement, the affirmative vote of two-thirds of the total number of Managers elected to the Board of Managers, or whenever applicable to a vote solely by the Members and indicated in this Operating Agreement, the affirmative vote of two-thirds of the Members voting on the matter at hand.

Other terms defined herein have the meanings so given them.

ARTICLE 2
ORGANIZATION

2.1            Formation. The Company has been organized as a South Dakota limited liability company by the filing of Articles under and pursuant to the Act and the issuance of a certificate of organization for the Company by the Secretary of State of South Dakota.

2.2            Name. The name of the Company is South Dakota Soybean Processors, LLC and all Company business must be conducted in that name or such other names that comply with applicable law as the Board of Managers may select from time to time.

2.3            Registered Office; Registered Agent, Principal Office in the United States; Other Offices. The registered office of the Company required by the Act to be maintained in the State of South Dakota shall be the office of the initial registered agent named in the Articles or such other office (which need not be a place of business of the Company) as the Board of Managers may designate from time to time in the manner provided by law. The registered agent of the Company in the State of South Dakota shall be the initial registered agent named in the Articles or such other Person or Persons as the Board of Managers may designate from time to time in the manner provided by law. The principal office of the Company in the United States shall be at such place as the Board of Managers may designate from time to time, which need not be in the State of South Dakota, and the Company shall maintain records there as required by the Act and shall keep the street address of such principal office at the registered office of the Company in the State of South Dakota. The Company may have such other offices as the Board of Managers may designate from time to time.

2.4            Purpose. The purposes of the Company are to own and operate a soybean processing facility, to develop, own and/or operate other agricultural product processing and marketing enterprises, and any other purpose allowed under South Dakota law.

2.5            Foreign Qualification. Prior to the Company’s conducting business in any jurisdiction other than South Dakota, the Board of Managers shall cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Board of Managers, with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction. At the request of the Board of Managers, the Company’s officers (as specified in Article 7) shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Operating Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

2.6            Term. The Company commenced its existence on the date the Secretary of State of South Dakota issued a certificate of organization for the Company and shall continue in existence until dissolved.

2.7            Mergers and Exchanges. The Company may be a party to (a) a merger, (b) a consolidation, or (c) an exchange or acquisition, subject to the requirements of this Operating Agreement. Consent to any such merger, consolidation, exchange or acquisition shall be by vote of the Members as set forth in Article 3.

2.8            No State-Law Partnership The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture for any purposes other than federal income and state income tax purposes, and this Operating Agreement shall not be construed to suggest otherwise.

2.9            Fiscal Year. After such time as the Reorganization is completed, the Company’s fiscal year shall end on December 31 of each year or such other date as the Board of Managers shall determine.

Attachment A

ARTICLE 3
MEMBERS

3.1            Members.

(a)           The initial Member of the Company is the Cooperative, whose Capital Units are being distributed to the Cooperative’s shareholders in the Reorganization concurrently with the adoption of this Operating Agreement.

(b)           Shareholders of the Cooperative receiving Capital Units in the Reorganization shall be admitted as Members without discretion of the Board Managers at such time as: (i) such Person has submitted to the Company a counterpart signature page agreeing to be bound by this Operating Agreement, and (ii) such Person has consented to the termination of such Person’s Member Agreement held by the Cooperative. Until such time as a Person who acquires Capital Units in the Reorganization becomes a Member in accordance with the foregoing, such Person shall receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Article 6 of this Operating Agreement, but shall have no voting rights and such Person’s Capital Units shall become subject to optional redemption by the Company in accordance with Section 4.3 of this Operating Agreement on the anniversary of the Reorganization.

(c)           Additional Persons may be admitted as Members by acquiring a minimum of 2,500 Capital Units (i) from a Member in a Disposition in compliance with the provisions of this Operating Agreement, subject to Section 3.3, or (ii) directly from the Company if the Company offers to issue additional Capital Units.

(d)           Any Person who satisfies the requirements of this Operating Agreement may be a Member unless the Person lacks capacity apart from the Act.

3.2            Representations and Warranties. Each Member represents and warrants to the Company and each other Member that:

(a)           if that Member is a corporation, it is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and in good standing as a foreign corporation in the jurisdiction of its principal place of business (if not incorporated therein);

(b)           if that Member is a limited liability company, it is duly organized, validly existing, and (if applicable) in good standing under the laws of the state of its organization and is duly qualified and (if applicable) in good standing as a foreign limited liability company in the jurisdiction of its principal place of business (if not organized therein);

(c)           if that Member is a partnership, trust, or other entity, it is duly formed, validly existing, and (if applicable) in good standing under the laws of the state of its formation, and if required by law is duly qualified to do business and (if applicable) in good standing in the jurisdiction of its principal place of business (if not formed therein), and the representations and warranties in clause (a), (b) or (c), as applicable, are true and correct with respect to each partner (other than limited partners), trustee or other member thereof;

(d)           the Member has full corporate, limited liability company, partnership, trust, or other applicable power and authority to execute and agree to this Operating Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries or other Persons necessary for the due authorization, execution, delivery and performance of this Operating Agreement by that Member have been duly taken;

(e)           the Member has duly executed and delivered this Operating Agreement; and

(f)           the Member’s authorization, execution, delivery and performance of this Operating Agreement does not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound.

3.3            Admission of Additional Members. No Person shall become a Member without the approval of the Board of Managers. The Board of Managers may refuse to admit any Person as a Member in its sole discretion. Additional Persons may be admitted to the Company in the discretion of the Board of Managers. Any such admission also must comply with the requirements described elsewhere in this Operating Agreement and will be effective only

Attachment A

after such Person has executed and delivered to the Company a written document including such Person’s: (a) address for notices, (b) agreement to be bound by this Operating Agreement, (c) one time administrative fee of $200.00, and (d) representation and warranty that the representations and warranties required of all Members in this Operating Agreement are true and correct with respect to such Person. The provisions of this section shall apply to any Person who acquires Capital Units directly from the Company or through a Disposition by a Member.

3.4            Interests in a Member. A Member that is not a natural person may not cause or permit an interest, direct or indirect, in itself to be Disposed of in violation of the Securities Act of 1933, as amended, or such that, after the Disposition, (a) the Company would be considered to have terminated within the meaning of Section 708 of the Code, or (b) without the consent of the Board of Managers, that Member shall cease to be controlled by substantially the same Persons who control it as of the date of its admission to the Company. On any breach of this Section 3.4, the Company shall have the option to redeem, and on exercise of that option the breaching Member shall surrender, the breaching Member’s Capital Units in accordance with Section 4.3 of this Operating Agreement.

3.5            Information.

(a)           In addition to the other rights specifically set forth in this Operating Agreement, each Member is entitled to all information to which that Member is entitled to have access pursuant to the Act under the circumstances and subject to the conditions therein stated. Specifically, any Member and any designated representative thereof shall be permitted access to all records of the Company and may inspect and copy any of them. The Company or its transfer agent shall maintain as part of its books and records and shall make available for inspection by any Member or the Member’s designated agent at the home office of the Company upon the request of the Member an alphabetical list of the names, addresses, and telephone numbers of the Members of the Company along with the number of Capital Units held by each of them (the “Member List”). The Member List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Member List shall be mailed to any Member requesting the Member List within ten days of the request. The copy of the Member List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Company. The purposes for which a Member may request a copy of the Member List include, without limitation, matters relating to Members’ voting rights. If the officers or Managers of the Company neglect or refuse to exhibit, produce, or mail a copy of the Member List as requested, the officers and the Managers shall be liable to any Member requesting the list for the costs, including attorneys’ fees, incurred by that Member for compelling the production of the Member List, and for actual damages suffered by any Member by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Member List is to secure such list of Members or other information for the purpose of selling such list or copies thereof, or of using the same as a commercial purpose other than in the interest of the applicant as a Member relative to the affairs of the Company. The Company may require the Member requesting the Member List to represent that the list is not requested for a commercial purpose unrelated to the Member’s interest in the Company. The remedies provided hereunder to Members requesting copies of the Member List are in addition to, and shall not in any way limit, other remedies available to Members under federal law, or the laws of any state.

(b)           Notwithstanding the foregoing, the Members acknowledge that from time to time, they may receive information from or regarding the Company in the nature of trade secrets or that otherwise is confidential, the release of which may be damaging to the Company or Persons with whom it does business. Each Member shall hold in strict confidence any information it receives regarding the Company that is identified as being confidential (and if that information is provided in writing, that is so marked) and may not disclose it to any Person other than another Member, except for disclosures (i) compelled by law (but the Member must notify the Board of Managers promptly of any request for that information before disclosing it, if practicable), (ii) to advisers or representatives of the Member or Persons who have acquired that Member’s Capital Units through a Disposition as permitted by this Operating Agreement, but only if the recipients have agreed to be bound by the provisions of this section, or (iii) of information that the Member also has received from a source independent of the Company that the Member reasonably believes obtained that information without breach of any obligation of confidentiality. The Members acknowledge that a breach of the provisions of this section may cause irreparable injury to the Company for which monetary damages are inadequate, difficult to compute, or both. Accordingly, the Members agree that the provisions of this section may be enforced by specific performance.

3.6            Liabilities to Third Parties. Except as otherwise expressly agreed in writing, no Member shall be liable for the debts, obligations or liabilities of the Company, including under a judgment, decree or order of a court.

Attachment A

3.7            Withdrawal. A Member does not have the right or power to withdraw from the Company as a Member, except as set forth in this Operating Agreement.

3.8            Lack of Authority. No Member, other than a Member acting in his or her capacity as an officer of the Company, has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company, except with the prior consent of the Board of Managers.

3.9            Classes and Voting. Unless the Articles state to the contrary or as provided by this Operating Agreement, or any amendment hereto, there shall be one class of Members. The Board of Managers may establish additional classes or groups of one or more Members.

(a)            Class A Members. Class A Members shall be entitled to vote on all matters coming to a vote of the Class A Members. Each Class A Member may cast only one vote on each matter brought to a vote of the Class A Members, regardless of the number of Class A Capital Units owned. All matters to be voted upon by the Class A Members shall require the affirmative vote of the majority of the Class A Members voting on the matter at hand, except that (i) for matters to be voted upon under Section 3.9(b)(i)(ii) and (iii), a Super Majority Vote of the Class A Members voting on the matter at hand shall be the Act of the Class A Members and (ii) the election of individuals serving on the Board of Managers under Section 3.9(b)(iv) shall be determined by a vote of the plurality of the Class A Members voting from the individuals’ respective geographic districts in accordance with Section 8.4(a).

(b)            Voting. Members shall only be entitled to vote on the following matters: (i) the merger or consolidation of the Company with another business entity or the exchange of interests in the Company for interests in another company; (ii) the sale, lease, exchange or other disposition of substantially all of the Company’s assets; (iii) voluntary dissolution of the Company; (iv) the election and removal of individuals serving on the Board of Managers; (v) an increase or decrease in the number of individuals serving on the Board of Managers; (vi) a change in the geographic boundaries of the districts from which Managers are elected; (vii) an amendment to the Articles or this Operating Agreement, (viii) other matters that are not the responsibility of the Board of Managers as provided herein; and (ix) any matters referred to a vote of the Members by the Board of Managers.

3.10          Place and Manner of Meeting. All meetings of the Members shall be held at such time and place, within or without the State of South Dakota, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Presence in person, or written ballot, shall constitute participation in a meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.11          Conduct of Meetings. All meetings of the Members shall be presided over by the President. All meetings of the Members shall be conducted in general accordance with the most recent edition of Robert’s Rules of Order , or such other rules and procedures as may be determined by the Board of Managers in its discretion.

3.12          Annual Meeting. The annual meeting of the Members for the transaction of all business which may come before the meeting shall be held on a date determined by the Board of Managers. Failure to hold the annual meeting at the designated time shall not be grounds for dissolution of the Company.

3.13          Special Meetings. A special meeting of the Members may be called at any time by the President or the Board of Managers. A special meeting of the Members shall be called by the Secretary upon the request of 10% of the Class A Members. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on at the special meeting.

3.14          Notice. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting either personally or by mail, by or at the direction of the President, the Secretary or the Board of Managers to each Member entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Member at the Member’s address as it appears on the records of the Company, with postage thereon prepaid.

Attachment A

(a)           If a purpose of any Member meeting is to consider any of the following matters, the notice must state such purpose:

(i)          a plan of merger, consolidation or exchange;

(ii)         the sale, lease, exchange or other disposition of all, or substantially all, of the Company’s assets;

(iii)        the voluntary dissolution of the Company;

(iv)        the removal of any individual or individuals of the Board of Managers;

(v)         the increase or decrease in the number of individuals that serve on the Board of Managers;

(vi)        a change in the geographic boundaries of the districts from which Managers are elected; or

(vii)       the amendment of the Articles.

(b)          The notice for any Member meeting relating to any of the purposes listed in (a) above must be accompanied by a copy or summary of the respective:

(i)          plan of merger, consolidation or exchange;

(ii)         the transaction description for the proposed sale, lease, exchange or other disposition of all, or substantially all, of the Company’s assets;

(iii)        the plan of liquidation;

(iv)        identification of the individual or individuals whose removal from the Board of Managers is sought.

(v)         identification of the size of the Board of Managers proposed;

(vi)        identification of the proposed geographic boundaries of the districts from which Managers are elected; or

(vii)       the proposed amendment to the Articles.

3.15          Quorum of Members. Ten percent of the first 100 Class A Members present in person or by written ballot at the meeting and five percent of additional Class A Members represented in person or by written ballot, shall constitute a quorum at a meeting of the Members. The Members present at a duly organized meeting at which a quorum is present may transact business until adjournment, notwithstanding the departure or withdrawal of enough Members to leave less than a quorum.

3.16          Closing Record Books and Fixing Record Data. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof or in order to make a determination of Members for any other proper purpose, the Board of Managers may provide that the record books shall be closed for a stated period not exceeding 10 days. If the record books shall be closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members, such books shall be closed for a period not exceeding 10 days immediately preceding such meeting. In lieu of closing the record books, the Board of Managers may fix in advance a date as the record date for any such determination of Members, such date in any case to be not more than 60 days and in the case of a meeting of Members, not less than 10 days prior to the date of which the particular action requiring such determination of Members is to be taken. If the record books are not closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date on which notice of the meeting is mailed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of record books and the stated period of closing has expired.

Attachment A

3.17          Fixing Record Dates for Ballots by Mail. Unless a record date shall have previously been fixed or determined herein, whenever action by Members is proposed to be taken by written ballot without attendance being required at a meeting of Members, the Board of Managers may fix a record date for purposes of determining Members entitled to vote by ballot on the action, which record date shall be set by the Board of Managers not more than 60 days prior to the deadline for returning ballots to the Company. If no record date has been fixed by the Board of Managers, the record date for determining Members entitled to vote by written ballot without requiring attendance at a meeting of Members shall be at the close of business on the tenth day preceding the mailing of the written ballots to the Members.

3.18          Proxies. Voting by proxy shall not be allowed.

ARTICLE 4
DISPOSITION OF CAPITAL UNITS

4.1            General Restrictions on the Disposition of Capital Units.

(a)           No Disposition of Capital Units shall be valid except as specifically provided in this Article 4. To be valid, a Disposition must be approved by the Board of Managers and comply with the Company’s Capital Units Transfer System as adopted or approved by the Board of Managers, as it may be amended from time to time. The Capital Units Transfer System shall conform with Section 1.7704-1 et seq. of the Treasury Regulations as adopted or amended by the Internal Revenue Service from time to time, and it is the intent of this Operating Agreement that: (i) the tax status of this Company be the same as for a partnership, (ii) this Company preserve its partnership tax status by complying with Section 1.7704-1, et seq., and any amendments thereto, and (iii) to the extent possible, this Operating Agreement shall be read and interpreted to prohibit the free transferability of Capital Units. Any attempted Disposition by a Person of Capital Units or any other interest or right, or any part thereof, in or in respect of the Company, other than in accordance with this Article 4 and the Capital Units Transfer System shall be, and is hereby declared, null and void ab initio.

(b)           The Board of Managers shall not approve, and the Company shall not recognize for any purpose, any purported Disposition of a Capital Unit unless and until the other applicable provisions of this Article 4 have been satisfied, all conditions have been satisfied under the Capital Units Transfer System, and the Company has received all required documentation in the form adopted by the Board of Managers. If the Person acquiring the Capital Units in the Disposition is not a Member, then such Person must also comply with Section 3.3 of this Operating Agreement. Dispositions of Capital Units, and the resulting admissions of new Members, if applicable, are effective as of the first day of the Quarter following the Quarter in which such matters are approved by the Board of Managers. Upon the Disposition of all or a portion of a Member’s Capital Units, the Company shall transfer to the Member or Members who have acquired the Capital Units that proportion of the capital account of the Member effecting the Disposition which relates to the transferred Capital Units, including amounts representing previously earned but undistributed income and gains. No partial Capital Units may be subject to a Disposition. If a Person becomes the beneficial holder of Capital Units but has not become a Member (whether due to such Person’s failure to sign this Operating Agreement or the Board of Managers’ refusal to accept such Person as a Member upon a Disposition of Capital Units), such Person shall receive the allocations of income, gain, losses, deductions, credits and distributions in accordance with Article 6 of this Operating Agreement until such time as the Person becomes a Member or until such Person’s Capital Units are redeemed in accordance with Section 4.3 of this Operating Agreement.  Such Person shall have no voting rights until such time as the Person becomes a Member and complies with this Section 4.1.

(c)           The Board of Managers will not approve any Disposition unless (i) either (a) the Disposition is registered under the Securities Act of 1933, as amended, and any applicable state securities laws or (b) the Company has determined that the Disposition is exempt from registration under those laws; and (ii) the Company has determined that the Disposition, when added to the total of all other Dispositions within the preceding 12 months, would not result in the Company being considered to have terminated within the meaning of the Code or losing its partnership status and being taxed as a C corporation within the meaning of the Code.

(d)           Any Person admitted to the Company upon a Disposition of Capital Units shall pay, or reimburse the Company for, all costs incurred by the Company in connection with the Disposition or admission on or before the thirtieth day after the receipt by that Person of the Company’s invoice for the amount due. If payment is not made by the date due, the Person owing that amount shall pay interest on the unpaid amount from the date due until paid at the legal rate of interest allowed under South Dakota law.

Attachment A

4.2            Tax Elections. In the event of a Disposition of all or part of the Capital Units of any Member, the Company, in the sole discretion of the Board of Managers, may elect pursuant to Section 754 of the Code (or any successor provisions) to adjust the basis of the assets of the Company.

4.3            Redemption. The Company shall have the right to redeem the Capital Units of a Member or a Person who beneficially holds Capital Units upon any of the following occurrences:

(a)           Whenever the Board of Managers by resolution, adopted in good faith and after due investigation, finds that any of the following defaults under the Operating Agreement exist and have not been remedied for a period of 24 months after providing written notice to the defaulting Person identifying the default, describing how such default may be cured and explaining the consequences of this redemption provision:

(i)          A Person who is not already a Member becomes the beneficial holder of Capital Units and fails to take such action as is necessary to become a Member in compliance with Sections 3.3 and 4.1 of this Operating Agreement; or

(ii)         A Member or other Person becomes the beneficial holder of less than 2,500 Capital Units and fails to either acquire sufficient additional Capital Units to comply with the minimum investment requirement set forth in Section 5.1(c) of this Operating Agreement or to dispose of the Capital Units; or

(iii)        A Member or other Person, and said Member’s or other Person’s Affiliates, becomes the holder of more than 1.5 percent of the issued and outstanding Capital Units and fails to dispose of a sufficient number of Capital Units to comply with the maximum investment limit set forth in Section 5.1(d) of this Operating Agreement.

(b)          Whenever the Board of Managers by resolution, adopted in good faith and after due investigation, finds that a Member has caused damage or harm to the Company and the other Members as a result of such Member’s (i) intentional or repeated violation of any of the provisions of the Articles or this Operating Agreement (other than the defaults set forth in paragraph (a) above), or (ii) material breach of the terms and conditions of any contract with the Company.

If the Company exercises its right to redeem a Member’s or other Person’s Capital Units pursuant to any of the above, the redemption of a Member’s or other Person’s Capital Units shall be effective upon written notice by the Company to the Member or other Person of such redemption following the satisfaction of all of the above conditions. Upon surrender of such Member’s or Person’s Capital Units certificate (or satisfactory evidence of lost certificate), the Company shall then pay to such Member or Person the greater of (i) $0.20 per Capital Unit or (ii) the original purchase price paid upon issuance of such Capital Units less cumulative distributions paid with respect to such Capital Units through the date of redemption. Nothing in this section shall be interpreted to limit or prevent the Company from seeking any legal or equitable relief that would otherwise be available to the Company.

ARTICLE 5
CAPITAL CONTRIBUTIONS

5.1            Class A Capital Units.

(a)            Issuance of Class A Units as Part of the Reorganization. As part of the Reorganization, 14,129,250 Class A Capital Units are being issued to the Cooperative in exchange for all of the Cooperative’s assets and liabilities. The Cooperative is being dissolved and the Class A Capital Units are being distributed to the shareholders of the Cooperative in proportion to the equity shares held by each shareholder of the Cooperative. In the event any shareholder of the Cooperative fails to execute a counterpart signature page of the Operating Agreement, or fails to consent to the termination of the shareholder’s Member Agreement, the Company shall have the right to redeem such Person’s Class A Capital Units as provided in Section 4.3, in addition to any remedies otherwise provided by law.

(b)            Disposition of Class A Units following the Reorganization. After completion of the Reorganization, Class A Members may Dispose of outstanding Class A Capital Units to any Person, subject to the other

Attachment A

requirements of this Operating Agreement. Class A Capital Units may only be Disposed of in increments of 250 Capital Units.

(c)            Minimum Investment. A Class A Member must always own at least 2,500 Class A Capital Units, and no Person will be admitted as a Class A Member unless said Person holds at least 2,500 Class A Capital Units. If a Person fails to meet this requirement, the Company may redeem the Class A Capital Units held by said Person as provided in Section 4.3.

(d)            Maximum Investment. After completion of the Reorganization, no Person and said Person’s Affiliates may at any time hold more than 1.5 percent of the issued and outstanding Class A Capital Units. If a Person violates this limit, the Company may redeem the Class A Capital Units held by said Person in excess of this limitation as provided in Section 4.3.

5.2            Additional Capital Units. Additional Capital Units may be created and issued to new Members or to existing Members on such terms and conditions as the Board of Managers may determine at the time of admission, and may include for the creation of different classes or groups of Members, represented by different classes of Capital Units, which Capital Units may have different rights, powers, and duties. If the Board of Managers creates additional Capital Units, the Board of Managers must specify the terms of admission or issuance, including the amount of Committed Capital proposed to be raised from the issuance of such Capital Units. Members of the Company shall not have a preemptive right to acquire additional, newly created Capital Units of the Company.

5.3            Return of Contributions. A Member is not entitled to the return of any part of its Capital Contribution or to be paid interest in respect of either its capital account or its Capital Contribution. A Capital Contribution is not a liability of the Company or of any Member. Members will not be required to contribute or to lend any cash or property to the Company to enable the Company to return any Member’s Capital Contribution.

5.4            Advances by Members. If the Company does not have sufficient cash to pay its obligations, and the Company does not raise additional capital pursuant to Section 5.3 hereof, any Member(s) that may agree to do so with the consent of the Board of Managers, as appropriate, may advance all or part of the needed funds to or on behalf of the Company. An advance described in this Section constitutes a loan from the Member to the Company, bears interest at the rate negotiated with the Board of Managers from the date of the advance until the date of payment and is not a Capital Contribution.

5.5            Capital Accounts. A capital account shall be established and maintained for each Member pursuant to the requirements of applicable federal income tax regulations. Each Member’s capital account shall be increased and decreased as follows:

(a)           Each Member’s capital account shall be increased by: (i) the amount of the initial Capital Contribution made by the Member, (ii) the amount of any additional Capital Contributions made by the Member, and (iii) any income and gains allocated to the Member pursuant to Article 6.

(b)           Each Member’s capital account shall be decreased by: (i) any deductions and losses allocated to the Member pursuant to Article 6, and (ii) the amount of any distributions by the Company to the Member as of the time of the distribution.

The foregoing provisions and the other provisions of this Operating Agreement relating to allocations of income, gain, loss or deductions, nonliquidating distributions, liquidating distributions and the maintenance of Capital Accounts, including and subject to Section 13.2 and 13.3 of this Operating Agreement, are intended to comply with Section 1.704-1(b) of the federal income tax regulations (“Treasury Regulations”), and shall be interpreted and applied in a manner consistent with the Treasury Regulations.  If the Board determines that it is necessary or appropriate to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitations, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Member), are computed in order to comply with the Treasury Regulations, the Board may make such modification, provided that it is not likely to have a material effect on the amount distributable to any Member pursuant to Section 13 of this Operating Agreement upon the liquidation of the Company. The Board also shall (i) make any adjustment that is necessary or appropriate to maintain proportionality between the Capital Account of any Member and the number of Capital Units held by such Member, including the allocation of book income, gain, loss or deduction in the event of the liquidation of the Company or of a Member’s entire interest in the Company so as to maintain such

Attachment A

proportionality, (ii) make any adjustment that is necessary or appropriate to maintain equality between the aggregate Capital Accounts of the Members and the amount of capital reflected on the Company’s balance sheet as computed for book purposes within the contemplation of and in accordance with Section 1.704-1(b)(2)(iv)(q) of the Treasury Regulations, and (iii) make any necessary or appropriate modification if unanticipated events might otherwise cause this Operating Agreement not to comply with Section 1.704-1(b) of the Treasury Regulations. The Board shall cause the book values of the assets of the Company to be adjusted to equal their respective fair market values (taking Section 7701(g) of the Code into account) in the event of (A) the liquidation of the Company, (B) the liquidation of a Member’s interest in the Company for more than a de minimis distribution of Company money or property as consideration, (C) the acquisition of Capital Units in the Company by any person in exchange for more than a de minimis contribution to the Company of money or property, and (D) such other times as the Treasury Regulations may permit; provided that such an adjustment shall be made only if the Board determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company.

A Member who has more than one Capital Unit shall have a single Capital Account that reflects all its Capital Units, regardless of the Class of Capital Units owned by that Member and regardless of the time or manner in which those Capital Units were acquired. Upon the Disposition of a Capital Unit, that portion of the Capital Account of the Member effecting the Disposition that is attributable to the Capital Unit subject to the Disposition shall carry over to the Person acquiring such Capital Unit.

ARTICLE 6
ALLOCATIONS AND DISTRIBUTIONS

6.1            Allocations and Distributions. Except as may be required by section 704 (b) and (c) of the Code and the applicable Treasury Regulations, all items of income, gain, loss, deduction, and credit of the Company shall be allocated among the Members, and distributions shall be made, in accordance with Section 5.5 and this Article 6 of this Operating Agreement.

6.2            Distributions of Available Cash.

(a)     Available Cash for Distribution shall be distributed to the Members in any amounts and at any time, as determined by the Board of Managers, in its sole discretion, provided that such distribution does not violate or cause the Company to default under the terms of the Company’s loan or related agreements or violate Section 6.10 of this Agreement.

(b)     Intentionally omitted.

(c)     Available Cash for Distributions shall be made to Members of record as of the last day of the previous Quarter in which the distribution was declared by the Board of Managers and shall be made ratably in proportion to their Ownership Percentages.

(d)    Intentionally omitted.

6.3            Allocations of Income, Gain, Loss, Deductions, and Credits. Except as otherwise provided in Section 5.5 or this Article 6 of this Operating Agreement, all items of income, gain, loss, deductions, and credits for a fiscal year shall be allocated to the Members ratably in proportion to their Ownership Percentages.

6.4            Allocation of Gain or Loss Upon the Sale of All or Substantially All of the Company’s Assets. Notwithstanding the provisions of Section 6.3:

(a)    Allocation of Gain. Income or gain from the sale or other disposition of all or substantially all of the Company’s assets shall be allocated among the Members, first, in such respective amounts as shall cause each Member’s Capital Account (increased by such amounts of income or gain) to bear a ratio to the aggregate Capital Account balance of all Members which, expressed as a percentage, is equal to such Member’s Ownership Percentage, and, thereafter, ratably in proportion to their respective Ownership Percentages.

(b)    Allocation of Loss. Any loss from the sale or exchange of all or substantially all of the Company’s assets shall be allocated first, so as to equalize the capital account balances of all Members holding the same number of Capital Units, and thereafter, the remaining losses shall be allocated to the Members, ratably in proportion to their Ownership Percentages.

Attachment A

6.5            Regulatory Allocations and Allocation Limitations. Notwithstanding the preceding provisions for allocating income, gains, losses, deductions and credits, the following limitations, regulatory allocations and contingent reallocations are intended to comply with applicable income tax Treasury Regulations under Section 704(b) of the Code and shall be so construed when applied.

(a)            Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.5, if there is a net decrease in Partnership Minimum Gain during any Company fiscal year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in accordance with Section 1.704-2(f)(1) of the Treasury Regulations in an amount equal to such Member’s share of the net decrease in Partnership Minimum Gain (determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations). This Section 6.5(a) is intended to comply with the minimum gain chargeback requirement in the Treasury Regulations and shall be interpreted consistently therewith.

(b)            Partner Minimum Gain Chargeback. Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Section 6.5, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Company fiscal year, each Member who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Member’s share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 6.5(b) is intended to comply with the minimum gain chargeback requirements in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

(c)            Qualified Income Offset. In the event a deficit balance in a Member’s capital account in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company pursuant to any provision of this Operating Agreement, and (ii) the amount such Member is deemed to be obligated to contribute pursuant to the penultimate sentences of Section 1.704-2(g)(1)(ii) and 1.704-2(i)(5) of the Treasury Regulations, is caused or increased because a Member receives an adjustment, allocation, or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations, such Member will be allocated items of Company income and gain in an amount and manner sufficient to eliminate such deficit balance or such increase in the deficit balance, as quickly as possible, to the extent required in the Treasury Regulations. This Section 6.5(c) is intended, and shall be so construed, to provide a “qualified income offset” within the meaning of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

(d)            Gross Income Allocations. In the event that a deficit balance in a Member’s capital account at the end of any fiscal year is in excess of the sum of (i) the amount such Member is obligated to restore or contribute to the Company under this Operating Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations §§ 1.704-2(g)(1)(ii) and 1.704-2(i)(5), the Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.5(d) shall be made only if and to the extent that the Member would have a deficit balance in its capital account in excess of such sum after all other allocations provided for in this Section have been made as if Section 6.5(c) and this Section 6.5(d) were not in this Operating Agreement.

(e)            Nonrecourse Deductions. Nonrecourse Deductions shall be specially allocated to the Members in proportion to the allocation of Losses under Section 6.3.

(f)            Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations.

(g)           Members’ Shares of Excess Nonrecourse Debt. The Members’ shares of excess Partnership Nonrecourse Debt within the meaning of Section 1.752-3(a)(3) of the Treasury Regulations shall be determined

Attachment A

in accordance with the manner in which it is reasonably expected that the deductions attributable to such Partnership Nonrecourse Debt will be allocated.

(h)           Curative Allocations. The allocations set forth in subsections (a), (b), (c), (d), (f) and (g) (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations under Section 704(b). Notwithstanding any other provision of this Article 6 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain or loss among the Members so that, to the extent possible, the net amount of allocations of such items of income, gain or loss and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred. For this purpose, future Regulatory Allocations under Section 6.5(a) and (b) shall be taken into account that, although not yet made, are likely to offset other Regulatory Allocations made under Section 6.5(f) and (g).

6.6            Proration of Allocations. All income, gains, losses, deductions and credits for a fiscal year allocable with respect to any Members whose Capital Units may have been transferred, forfeited, reduced or changed during such year should be allocated based upon the varying interests of the Members throughout the year. The precise manner in which such allocations are made shall be determined by the Board of Managers in its sole discretion and shall be a manner of allocation, including an interim closing of the books, permitted to be used for federal income tax purposes.

6.7            Consent to Allocation. Each Member expressly consents to the methods provided herein for allocation of the Company’s income, gains, losses, deductions and credits.

6.8            Distributions in Kind. Except as provided by this Operating Agreement, a Member, regardless of the form of the Member’s Capital Contribution, may not demand or receive a distribution from this Company in any form other than cash.

6.9            Right to Distributions. A Member who is entitled to receive a distribution that has not been paid by the Company when due has the status of, and is entitled to all remedies available to, a creditor of the Company with respect to such distribution.

6.10          Limitation on Distributions.

(a)            Notwithstanding anything to the contrary in this Operating Agreement, the Company may not make a distribution to its Members to the extent that, immediately after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members with respect to their interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the Company’s assets, except that the fair value of property that is subject to a liability for which recourse of creditors is limited shall be included in the Company’s assets only to the extent that the fair value of that property exceeds that liability, or otherwise in violation of the Act.

(b)            A Member who receives a distribution that is not permitted under this Operating Agreement has no liability to return the distribution unless the Member knew that the distribution was prohibited under the terms of this Operating Agreement or the Act.

6.11          Tax Allocations:  Code Section 704(c).

(a)            In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such contributed property to the Company for federal income tax purposes and its book value (computed in accordance with Section 704(b) of the Code and the Treasury Regulations thereunder).

(b)            If the assets of the Company are revalued pursuant to Section 5.5 of this Operating Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes its book value (computed in accordance with Section 704(b) of the Code and the Treasury Regulations thereunder), in the same manner as allocations pursuant to Section 704(c) of the Code and the Treasury Regulations thereunder.

Attachment A

(c)            Allocations pursuant to Section 6.11(a) of this Operating Agreement shall be made using the “remedial allocation method” described in Section 1.704-3(d) of the Treasury Regulations (or successor regulation). Allocations pursuant to Section 6.11(b) of this Operating Agreement shall be made as required or permitted by Section 1.704-3 of the Treasury Regulations pursuant to any method provided therein that may reasonably be chosen by the Board.  Any election or other decision relating to tax allocations under this Section 6.11 shall be made in any manner that the Board reasonably determines to reflect the purpose and intention of this Operating Agreement.  Allocations under this Section 6.11 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of income, gains, losses, deductions or distributions under any provision of this Operating Agreement.

ARTICLE 7
OFFICERS

7.1            Number of Officers. The officers of the Board of Managers shall be a President, one or more vice-presidents, and a Secretary, each of whom shall be appointed by the Board of Managers. The officers of the Company shall be a Chief Executive Officer and a Chief Financial Officer. The Board of Managers shall appoint the Chief Executive Officer. The Chief Executive Officer shall appoint the Chief Financial Officer. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the Board of Managers. If specifically authorized by the Board of Managers, an officer may appoint one or more officers or assistant officers for the Board of Managers. The same individual may simultaneously hold more than one office on the Board of Managers. A person must be a member of the Board of Managers and a Member of the Company or representative owner of a Member of the Company to serve as an officer of the Board of Managers. A person need not be a member of the Board of Managers or a Member of the Company or representative of a Member of the Company to serve as an officer of the Company.

7.2            Appointment and Term of Office. The officers of the Board of Managers shall be appointed by the Board of Managers for a term as determined by the Board of Managers. If no term is specified, they shall hold office until the first meeting of the Board of Managers held after the next annual meeting of Members. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until the officer’s successor shall have been duly appointed, until the officer’s death, or until the officer shall resign or shall have been removed in the manner provided in Section 7.3. The designation of a specified term does not grant to the officer any contract rights. The Board of Managers can remove the officer at any time prior to the termination of such term, and the officer shall be employed “at will,” unless otherwise provided by a signed contract with the Company. The officers of the Company shall be appointed by the Board of Managers for a term as determined by the Board of Managers. If no term is specified, they shall hold office until removed by the Board of Managers or until they resign.

7.3            Removal of Officers. Any officer or agent of the Board of Managers may be removed by a Super Majority Vote of the Board of Managers at any time, with or without cause. The Board of Managers by a Super Majority Vote may remove the Chief Executive Officer at any time, with or without cause. The Chief Executive Officer may remove the Chief Financial Officer at any time, with or without cause. Any such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

7.4            The Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Company. The Chief Executive Officer may sign, with the Secretary or any other proper officer of the Company authorized by the Board of Managers, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Managers or by this Operating Agreement to some other officer or agent of the Company, or shall be required by law to be otherwise signed or executed, and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Managers from time to time. Notwithstanding the previous sentence, the Chief Executive Officer shall not have the authority to sign deeds, mortgages or debt instruments, except in cases where the signing and execution thereof shall be expressly delegated to the Chief Executive Officer by the Board of Managers, or for the borrowing of money in an amount not exceeding $50,000.00.

7.5            The Chief Financial Officer. The Chief Financial Officer shall be the principal financial and accounting officer of the Company. The Chief Financial Officer shall:

(a)            Have charge and custody of and be responsible for all funds and securities of the Company;

Attachment A

(b)            Receive and give receipts for moneys due and payable to the Company from any source whatsoever, and deposit all such moneys in the name of the Company in such banks, trust companies, or other depositaries as shall be selected by the Board of Managers; and

(c)            In general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to the Chief Financial Officer by the Chief Executive Officer. If required by the Board of Managers or the Chief Executive Officer, the Chief Financial Officer shall give a bond for the faithful discharge of the Chief Financial Officer’s duties in such sum and with such surety or sureties as the Board of Managers or Chief Executive Officer shall determine.

7.6            The President. The President shall be the presiding officer of the Board of Managers. The President shall, when present, preside at all meetings of the Members and of the Board of Managers. The President may sign, with the Secretary or any other proper officer of the Board of Managers or of the Company authorized by the Board of Managers, deeds, mortgages, bonds, contracts, debt instruments or other instruments, which the Board of Managers have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Managers to some other officer or agent of the Company, or shall be required by law to be otherwise signed or executed. The President may sign, with the Secretary or any other proper officer of the Board of Managers or of the Company authorized by the Board of Managers, Certificates for Capital Units of the Company and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Managers from time to time.

7.7            The Vice-Presidents. If appointed, in the absence of the President or in the event of the President’s death, inability or refusal to act, the Vice-President, or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. If there is no Vice-President, then any member of the Board of Managers shall perform such duties of the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Company the issuance of which have been authorized by resolution of the Board of Managers; and shall perform such other duties as from time to time may be assigned to the Vice-President by the President or by the Board of Managers.

7.8            The Secretary. The Secretary shall:

(a)            Keep the minutes of the proceedings of the Members and of the Board of Managers in one or more books provided for that purpose;

(b)            See that all notices are duly given in accordance with the provisions of this Operating Agreement or as required by law;

(c)            Be the custodian of the Company records and of any seal of the Company and if there is a seal of the Company, see that it is affixed to all documents the execution of which on behalf of the Company under its seal is duly authorized;

(d)            When requested or required, authenticate any records of the Company;

(e)            Keep a register of the mailing address of each Member which shall be furnished to the Secretary by such Member;

(f)            Sign with the President, or a Vice-President, certificates for Capital Units of the Company, the issuance of which shall have been authorized by resolution of the Board of Managers;

(g)            Have general charge of the Capital Units transfer books of the Company; and

(h)            In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the President or by the Board of Managers.

7.9            Assistant Secretaries. The Assistant Secretaries, when authorized by the Board of Managers, may sign with the President or a Vice-President, certificates for Capital Units of the Company the issuance of which shall

Attachment A

have been authorized by a resolution of the Board of Managers. The Assistant Secretaries , in general, shall perform such duties as shall be assigned to the Secretary, or by the President or the Board of Managers.

7.10          Designation of Tax Matters Partner. The Chief Financial Officer is designated as the Tax Matters Partner of the Company, as provided in the Treasury Regulations pursuant to Section 6231 of the Code. Each Member, by the execution of this Agreement consents to such designation of the Tax Matters Partner and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. If at any time there is no Chief Financial Officer, or if the Chief Financial Officer does not own Capital Units, the Board of Managers shall designate a Manager who owns Capital Units as the Tax Matters Partner of the Company.

7.11          Duties of Tax Matters Partner.

(a)            The Tax Matters Partner shall register the Company as a “tax shelter” with the Internal Revenue Service if such registration is required and shall provide the tax shelter registration number to each Member.

(b)            To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall furnish to the Secretary of the Treasury or his delegate (for the purposes of Sections 7.10 and 7.11 only, the “Secretary”) the name, address, profit’s interest and taxpayer identification number of each Member.

(c)            To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall keep each Member informed of the administrative and judicial proceedings for the adjustment at the Company level of any item required to be taken into account by a Member for income tax purposes (such administrative proceeding referred to hereinafter as a “tax audit” and such judicial proceeding referred to hereinafter as “judicial review”).

(d)            If the Tax Matters Partner, on behalf of the Company, receives a notice with respect to a tax audit from the Secretary, the Tax Matters Partner shall forward a copy of such notice to the Members who hold or held an interest in the profits or losses of the Company in the taxable year to which the notice relates as required by law.

7.12          Authority of Tax Matters Partner. The Tax Matters Partner is hereby authorized, but not required:

(a)            To enter into any settlement with the Internal Revenue Service or the Secretary with respect to any tax audit or judicial review, in which agreement the Tax Matters Partner may expressly state that such agreement shall bind the other Members, except that such settlement agreement shall not bind any Member who (within the time prescribed pursuant to the Code and Treasury Regulations thereunder) files a statement with the Secretary providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such Member;

(b)            In the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a Member for tax purposes (a “final” adjustment”) is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court, the District Court of the United States for the district in which the Company’s principal place of business is located, or the United States Court of Claims;

(c)            To intervene in any action brought by any other Member for judicial review of a final adjustment;

(d)           To file a request for an administrative adjustment with the Secretary at any time and, if any part of such request is not allowed by the Secretary, to file a petition for judicial review with respect to such request;

(e)           To enter into an agreement with the Internal Revenue Service to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item;

(f)           To take any other action on behalf of the Members or the Company in connection with any administrative or judicial tax proceeding to the extent permitted by applicable law or regulations; and

Attachment A

(g)           To retain attorneys and accountants on an as-needed basis under such terms and conditions as determined solely by the Tax Matters Partner.

7.13          Expenses of Tax Matters Partner. The Company shall indemnify and reimburse the Tax Matters Partner for all expenses, including legal and accounting fees, claims, liabilities, losses and damages incurred in connection with any administrative or judicial proceeding with respect to the tax liability of the Members. The payment of all such expenses shall be made before any distributions are made of Net Income from Operations, or any discretionary reserves are set aside by the Board of Managers. The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner and the provisions on limitations of liability of a Manager and indemnification set forth in Article 9 of this Agreement shall be fully applicable to the Tax Matters Partner in his capacity as such.

7.14          Compensation. The salaries and terms of employment of the Chief Executive Officer and of the officers of the Board of Managers shall be fixed from time to time by the Board of Managers. The salaries and terms of employment of the other officers of the Company shall also be fixed from time to time by the Board of Managers or person designated by the Board of Managers. Officers of the Board of Managers who are Members of the Company shall receive the same membership benefits that all other Members receive. Officers of the Company and officers of the Board of Managers may be reimbursed for reasonable expenses incurred in carrying out their duties as officers.

ARTICLE 8
MANAGEMENT

8.1            Management by Board of Managers.

(a)           Except for situations in which the approval of the Members is required by this Operating Agreement or by nonwaivable provisions of the Act, and subject to the provisions of Section 8.2, the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of the Board of Managers, and the Board of Managers may make all decisions and take all actions for the Company not otherwise provided for in this Operating Agreement, including, without limitation, the following:

(i)          To manage, supervise and conduct the day-to-day affairs of the Company.

(ii)         To direct the expenditure of the capital and profits of the Company in furtherance of the Company’s purposes.

(iii)        To direct the investment of Company funds in any manner deemed appropriate or convenient by the Board of Managers to be in the best interests of the Company.

(iv)         To enter into operating agreements, joint participations, joint ventures, and partnerships with others containing such terms, provisions and conditions as the Board of Managers shall approve.

(v)          To cause the Company to borrow money from banks and other lending institutions for any Company purpose and in connection therewith to mortgage, grant a security interest in or hypothecate all of the assets of the Company.

(vi)         To sell, dispose, abandon, trade or exchange assets (but not a sale, disposition, abandonment, trade, or exchange of all or any substantial portion of the Company’s assets) of the Company, upon such terms and conditions and for such consideration as the Board of Managers deems appropriate.

(vii)        To enter into agreements and contracts with any Member or an Affiliate of any Member and to give receipts, releases and discharges with respect to all of the foregoing and any matters incident thereto as the Board of Managers may deem advisable or appropriate; provided, however, that a majority of the disinterested Managers must determine that the transaction is fair and reasonable to the Company and any such agreement or contract shall be on terms as favorable to the Company as could be obtained from any third party.

Attachment A

(viii)      To make distributions in accordance with and subject to the limitations set forth in Article 6 of this Operating Agreement.

(ix)         To amend this Operating Agreement in accordance with the provision of Section 14.10.

(b)          Except as otherwise provided in this Operating Agreement, all acts of the Board of Managers will be by majority vote of the disinterested Managers. The following acts shall require a Super Majority Vote of the disinterested Managers:

(i)          The removal of the Chief Executive Officer of the Company pursuant to Section 7.3;

(ii)         The removal of a Manager pursuant to Section 8.6; and

(iii)        The approval of any action taken by the Board of Managers in writing without a meeting of the Board of Managers pursuant to Section 8.14.

8.2           Actions by Managers; Committees; Delegation of Authority and Duties.

(a)           In managing the business and affairs of the Company and in exercising its powers, the Board of Managers shall act (i) collectively through meetings and written consents consistent with or as may be provided or limited in other provisions of this Operating Agreement; (ii) through committees pursuant to Section 8.2(b); and (iii) through Managers and officers to whom authority and duties have been delegated pursuant to Section 8.2(c).

(b)           The Board of Managers may, from time to time, designate one or more committees, each of which shall be comprised of one or more members of the Board of Managers and/or the Members of the Company. Any such committee, to the extent provided in such resolution shall have and may exercise such authority as is designated by the Board of Managers, subject to the limitations set forth in the Act. At every meeting of any such committee, unless otherwise provided by the Board of Managers, the presence of a majority of all the committee members shall constitute a quorum, and the affirmative vote of a majority of the committee members present shall be necessary for the adoption of any resolution. The Board of Managers may dissolve any committee at any time.

(c)           Any Person dealing with the Company, other than a Member, may rely on the authority of the Manager or any officer of the Company in taking any action in the name of the Company without inquiry into the provisions of this Operating Agreement or compliance herewith, regardless of whether that action actually is taken in accordance with the provisions of this Operating Agreement.

8.3            Registration and Transfer of Securities. Securities and other property owned by the Company shall be registered in the Company’s name, in a nominee name, in any such case for the benefit of the Company. Any transfer agent called upon to transfer any securities to or from the name of the Company or such other names shall be entitled to rely on instructions or assignments signed by an officer of the Company, or by any agent or custodian so authorized by the Board of Managers, on its behalf, without inquiry as to the authority of the person signing such instructions or assignments or as to the validity of any transfer to or from the name of the Company. At the time of transfer, any transfer agent is entitled to assume, unless it has actual knowledge to the contrary:

(a)          that the Company is still in existence;

(b)          that this Operating Agreement is in full force and effect and has not been amended, unless the transfer agent has received written notice to the contrary; and

(c)          that the person so signing is authorized to sign on behalf of the Company.

8.4           Number; Term of Office; Election.

(a)           The number of Managers of the Company shall be set at 15 until such time as the Members vote to change the number of Managers serving on the Board of Managers. If the number of Managers is increased, the newly created Manager positions shall be filled at the next annual meeting by election by the Members. If the number of Managers is decreased, then the decrease shall coincide with the next annual or special meeting

Attachment A

and all Managers shall be subject to reelection by the Members. Each Manager shall hold office according to the provisions of Section 8.4(b) unless such Manager resigns, dies, or becomes disabled.

(b)           A person must be a Member or a representative owner of a Member of the Company to be elected to the Board of Managers. Managers shall be elected on a staggered basis, resulting in elections of five Managers annually. Each Manager shall be elected to office by the Members for a term of three years or until the Manager’s earlier resignation or removal. No Manager may serve more than three consecutive three year terms on the Board of Managers, and the original terms of the Managers as directors of the Cooperative shall be included in calculating length of service. If a Manager’s term expires, the Manager shall continue to serve until the Manager’s successor shall have been elected and qualified. If a Manager is appointed to complete an unexpired term, that portion of the unexpired term shall not be counted when calculating the Manager’s length of service.

(c)           At each annual meeting, except as otherwise provided herein, one Manager from each geographic district shall be elected from the following five geographical districts:

District	State	Counties

1	South Dakota	Brookings, Deuel, Hamlin and Kingsbury

2	South Dakota	Lake, McCook, Miner, Minnehaha and Moody

	Minnesota	Cottonwood, Jackson, Murray, Nobles, Pipestone and Rock

3	Minnesota	Lac qui Parle, Lincoln, Lyon, Redwood and Yellow Medicine

4	Minnesota	All other counties in Minnesota

5	South Dakota All Other States	All other counties in South Dakota

It is intended that each of the five geographic districts have approximately equal numbers of Members located in each district. Boundaries of districts may be changed by a majority vote of the Members at an annual or special meeting of the Members. However, if the boundaries are changed by a vote taken at an annual meeting, the change of district boundaries shall not be effective until adjournment of the annual meeting so that the election of Managers to be held during said annual meeting shall be completed under the former district boundaries.

(d)          If a representative of a Member that is a partnership, firm, corporation, limited liability company, unincorporated association or cooperative is seeking election to the Board of Managers, the representative owner of a Member of the Company shall seek election within the district in which the Member is located. For the purpose of electing Managers, a Member shall be deemed to be located in a given district if the Member’s principal residence is located within the district for a Member that is an individual, and if the Member’s chief executive office is located within the district for a Member that is a partnership, firm, corporation, limited liability company, unincorporated association or cooperative. If a Manager’s principal residence or the Member’s chief executive office, whichever is applicable, should change from one district to another during a Manager’s term, because of a change in location of the principal residence or chief executive office, whichever is applicable, or because the Members vote to change the boundaries of a Manager’s district, said Manager may complete his or her term, but may not seek re-election within the former district upon completion of the current term.

(e)          A Manager shall be elected by a plurality of the votes cast by the Members from the Manager’s district voting in the election, with each Member having one vote per position and no cumulative voting. Other aspects of the election process shall be determined by the Board of Managers in advance of the annual election.

Attachment A

8.5            Death or Disability of Managers. Upon the death or disability of a Manager, the resulting vacancy on the Board of Managers may be filled in accordance with Section 8.8.

8.6            Removal. Managers may be removed for any reason at any annual or special meeting of Members by the affirmative vote of the majority of the Members. The notice calling such meeting shall give notice of the intention to act upon such matter, and if the notice so provides, the vacancy caused by such removal by the Members may be filled at such meeting by vote of the Members represented at such meeting. Managers may also be removed for any reason by a Super Majority Vote of the Board of Managers. The vacancy caused by such removal by the Board of Managers may be filled by the remaining members of the Board of Managers as provided in Section 8.8 of this Operating Agreement.

8.7            Resignations. Any Manager may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified then at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

8.8            Vacancies. Any vacancy occurring in the Board of Managers (other than by reason of an increase in the number of Managers) may be filled by appointment through the affirmative vote of a majority of the remaining Managers, though less than a quorum of the Managers. A Manager appointed by the Board of Managers to fill a vacancy shall serve until the next annual meeting or special meeting of Members held for the purpose of electing Managers, at which time, the Members shall elect a new Manager to serve for the remainder of the original unexpired term of the vacated position. Any Manager position to be filled by reason of an increase in the number of members on the Board of Managers shall be filled by election at an annual meeting or at a special meeting of Members called for that purpose.

8.9            Place and Manner of Meetings. Meetings of the Board of Managers, regular or special, may be held either within or without the State of South Dakota. Managers may participate in such meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting as provided herein shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

8.10          First Meeting. The first meeting of the newly elected Managers shall be held without further notice within 60 days following the annual meeting of the Members, and at the same place, unless by unanimous consent of the Board of Managers then elected and serving, such time or place shall be changed.

8.11          Regular Meeting of Board of Managers. A regular meeting of the Board of Managers may be held at such time as shall be determined from time to time by resolution of the Board of Managers.

8.12          Special Meeting of Board of Managers. The Secretary shall call a special meeting of the Board of Managers whenever requested to do so by the President, Chief Executive Officer, or by any three of the Managers. Such special meeting shall be held at the time specified in the notice of the meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

8.13          Notice of Board of Managers’ Meetings. All special meetings of the Board of Managers shall be held upon two days’ written or oral notice stating the date, place and hour of meeting delivered to each Manager either personally or by facsimile transmission, or upon five days’ written notice by mail, at the direction of the President, Chief Executive Officer, the Secretary, or Managers calling the meeting.

8.14          Action Without Meeting. Any action that can be taken at a meeting of the Board of Managers, or any action which may be taken at a meeting of the Board of Managers, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a Super Majority Vote of the Board of Managers. Such consent shall have the same force and effect as if adopted at a duly called meeting of the Board of Managers.

8.15          Quorum; Majority Vote. At all meetings of the Board of Managers, a majority of the members of the Board of Managers shall constitute a quorum for the transaction of business. Except as otherwise provided in this Operating Agreement, the act of a majority of the Managers present at any meeting at which a quorum is present shall be the act of the Board of Managers. If a quorum shall not be present at any meeting of the Board of Managers, the

Attachment A

Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

8.16          Approval or Ratification of Acts or Contracts. The Board of Managers in its discretion may submit any act or contract for approval or ratification at any annual meeting of the Members, or at any special meeting of the Members called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the Members shall be as valid and as binding upon the Company and upon all the Members as if it shall have been approved or ratified by every Member of the Company.

8.17          Interested Managers, Officers and Members. No contract or transaction between the Company and one or more of its Managers, officers, or Members, or any of their Affiliates, or between the Company and any other limited liability company, corporation, partnership, association or other organization in which one or more of its Managers or Members are managers or officers or have a financial interest, shall be void or voidable solely for this reason or solely because the Person is present at or participates in the meeting of the Board of Managers or of a committee formed by the Board of Managers which authorizes the contract or transaction. Subject to 8.1(d), only disinterested Managers may vote on any particular matter or issue.

8.18          Expenses of the Company.

(a)            General and Administrative Expenses. All expenses of the Company shall be billed to and paid by the Company. The Managers may be reimbursed for the actual cost of goods and services used for or by the Company. Managers may be reimbursed for administrative services and costs incurred by the Manager that are incidental to the Manager’s role as a Manager of the Company and necessary to the prudent operation of the Company; provided, the reimbursement shall be the lower of the Manager’s actual cost or the amount the Company would be required to pay persons other than Affiliates for comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Manager is entitled to compensation by way of a separate fee.

(b)            Organizational and Reorganization Expenses. Organization expenses incurred in connection with the formation of the Company and all expenses in connection with the Reorganization will be charged to and borne by the Company. To the extent any such organization and reorganization expenses have been paid by the Board of Managers, the Board of Managers will be reimbursed in a like amount by the Company. Notwithstanding any other provision hereof, the Company will pay and bear directly all legal, accounting and auditing expenses of the Company, taxes, if any, payable by the Company, interest costs of the Company, custodial fees, and extraordinary expenses, including litigation.

8.19          Procedure The Board of Managers shall keep regular minutes of its proceedings. The minutes shall be placed in the minute book of the Company.

8.20          Compensation. The members of the Board of Managers shall receive per diem or other compensation for attending meetings and serving as a Manager as determined by the Board of Managers. Managers who are Members of the Company shall receive the same membership benefits that all other Members receive. Managers may be reimbursed for reasonable expenses incurred in carrying out their duties as Managers.

8.21         Reports of Financial and Tax Information to Members.

(a)           Financial Information. Not later than ninety days after the end of each fiscal year of the Company, each Member will be furnished with an annual report of the business and operations of the Company during such fiscal year, which annual report shall constitute the accounting of the Board of Managers for the fiscal year. The annual report will contain financial statements, including a balance sheet, statement of operations, statement of changes in Members’ equity and cash flows. The annual report will include the amount and nature of any compensation paid to the officers and Managers and their Affiliates during the period, including a description of the services performed in relation thereto, and will otherwise be in such form and have such content as the Board of Managers deems proper.

(b)           Tax Information. Appropriate tax information will be delivered to each Member within ninety days after the end of each fiscal year. In addition, concurrently with the delivery of such information, there shall be

Attachment A

furnished adequate information relating to the Company’s operations to enable each Member to complete and file all federal, state and local estimated tax returns that may be required of the Member.

ARTICLE 9
INDEMNIFICATION

9.1            Indemnification. The Company shall indemnify an officer, Member, Manager, former Member, a former officer or a former Manager of the Company against expenses actually and reasonably incurred by said person in connection with the defense of an action, suit or proceeding, civil or criminal, in which said person is made a party by reason of being or having been such officer, Member or Manager, except in relation to matters as to which such Person may be adjudged in the action, suit or proceeding to be liable to the Company under Section 9.2 of this Operating Agreement. Notwithstanding anything to the contrary above,

(a)           the Company shall not provide for indemnification of an officer, Member or Manager for any liability or loss suffered by an officer, Member or Manager, nor shall it provide that an officer, Member or Manager be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met: (i) the Board of Managers has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company; (ii) the officer, Member or Manager was acting on behalf of or performing services for the Company; (iii) such liability or loss was not the result of (A) gross negligence or misconduct if the person to be indemnified is an independent Member or Manager or (B) negligence or misconduct if the person to be indemnified is an officer or is not an independent Member or Manager; and (iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from Members; and

(b)           an officer, Member or Manager shall not be indemnified by the Company for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the corporation were offered or sold as to indemnification for violations of securities laws.

9.2            Liability of Company. To the full extent permitted by South Dakota law, no officer, Member or Manager shall be liable to the Company or its Members for monetary damages for an act or omission in such Person’s capacity as an officer, Member or Manager of the Company, except that this Article does not eliminate or limit the liability of an officer, Member or Manager to the extent the officer, Member or Manager is found liable for:

(a)           a breach of the duty of loyalty to the Company or its Members;

(b)           an act or omission not in good faith that constitutes a breach of duty to the Company or its Members or an act or omission that involves (i) gross negligence or misconduct if the person to be indemnified is an independent Member or Manager, (ii) negligence or misconduct if the person to be indemnified is an officer or is not an independent Member or Manager, (iii) misconduct or (iv) a known violation of the law;

(c)           a transaction from which the officer, Member or Manager received an improper benefit whether or not the benefit resulted from an action taken within the scope of the officer’s Member’s or Manager’s office; or

(d)           an act or omission for which the liability of an officer, Member or Manager is expressly provided for by applicable statute.

9.3            Advance Payment. The advancement of Company funds to an officer, Member or Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Member or the legal action is initiated by a Member acting in his or her capacity as such and a court of competent

Attachment A

jurisdiction specifically approves such advancement; and (iii) the officer, Member or Manager undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such officer, Member or Manager is found not to be entitled to indemnification.

9.4            Insurance. The Company may purchase and maintain insurance on behalf of any Person who is or was an officer, Member, Manager, employee, or agent of the Company, or is or was serving at the request of the Company as an officer, Member, Manager, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, provided, that no indemnification shall be made under any policy of insurance for any act which could not be indemnified by the Company under this Article 9.

9.5            Prospective Amendment of Liability and Indemnity. Any repeal or amendment of this Article by the Members or Board of Managers of the Company shall be prospective only and shall not adversely affect any right of an officer, Member or Manager to indemnification, or any limitation on the liability of an officer, Member or Manager of the Company existing at the time of such repeal or amendment.

9.6            Non-Exclusive Liability and Indemnity. The provisions of this Article 9 shall not be deemed exclusive of any other rights or limitations of liability or indemnity to which an officer, Member or Manager may be entitled under any other provision of this Operating Agreement, or pursuant to any contract or agreement, the Act or otherwise.

ARTICLE 10
CAPITAL UNIT CERTIFICATES

10.1          Certificates For Membership. Certificates representing Capital Units of the Company shall be in such form as shall be determined by the Board of Managers. Such certificates shall be signed by the President or the Vice President and by the Secretary or assistant Secretary. All certificates for Membership shall be consecutively numbered or otherwise identified. The name and address of the person to whom the certificate has been issued shall be entered on the Capital Units transfer books of the Company. All certificates surrendered to the Company for transfer shall be canceled and no new certificates shall be issued until the former certificate shall have been surrendered or cancelled, or until alternative provisions satisfactory to the Company have been made.

10.2          Transfer of Certificates. Transfer of certificates of the Company shall be made pursuant to this Operating Agreement only on the transfer books of the Company by the holder of record thereof or by the holder’s legal representative, who shall furnish proper evidence of authority to transfer, or by the Member’s attorney thereunto authorized by the power of attorney duly executed and filed with the Secretary of the Company, and on surrender for cancellation of the certificate. The Person in whose name the Certificate stands on the books of the Company shall be deemed by the Company to be the owner thereof for all purposes.

10.3          Loss or Destruction of Certificates. In case of loss or destruction of any certificate, another certificate may be issued in its place upon proof of such loss or destruction, and upon giving a satisfactory bond of indemnity to the Company and to the transfer agent and registrar, if any, of such certificate, in such sum as the Board of Managers may provide.

10.4          Certificate Regulations. The Board of Managers shall have the power and authority to make such further rules and regulations not inconsistent with the statutes of the State of South Dakota as they may deem expedient concerning the issue, transfer, conversion and registration of certificates of the Company, including the appointment or designation of one or more transfer agents and one or more registrars. The Company may act as its own transfer agent and registrar.

10.5          Transfer of Membership. Membership shall not be transferred except with the approval and consent of the Board of Managers and in accordance with the Capital Units Transfer System.

10.6          Legends. The Board of Managers may provide for the placement of legends on Capital Unit certificates to indicate restrictions on transfer, or other restrictions or obligations contained herein.

Attachment A

ARTICLE 11
BANKRUPTCY OF A MEMBER

 Subject to this Article 11, if any Member becomes a Bankrupt Member, the Bankrupt Member’s Capital Units shall be offered for sale through the Capital Units Transfer System at a price reasonably low enough to generate a sale. The payment to be made to the Bankrupt Member or its representative as a result of such sale pursuant to this Article 11 is in complete liquidation and satisfaction of all the rights and interest of the Bankrupt Member and its representative (and of all Persons claiming by, through, or under the Bankrupt Member and its representative) and in respect of the Company, including, without limitation, any Capital Units, any rights in specific Company property, and any rights against the Company and (insofar as the affairs of the Company are concerned) against the Members, and constitutes a compromise to which all Members have agreed. If such a sale of the Bankrupt Member’s Capital Units is not completed, or not allowed by the Bankruptcy Court, then any Person who becomes the successor of the Bankrupt Member’s interest in such Capital Units shall take such Capital Units subject in all respects to this Operating Agreement, and the failure to comply with the terms and conditions hereof may result in the redemption of such Capital Units pursuant to Section 4.3

ARTICLE 12
DISSOLUTION

12.1          Dissolution and Winding-Up. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following:

(a)          the consent of a Super Majority Vote of the Members;

(b)          an event that makes it unlawful for all or substantially all of the business of the Company to be continued, but any cure of illegality within 90 days after notice to the Company of the event is effective retroactively to the date of the event for purposes of this section;

(c)          on application by a Member or a dissociated Member, upon entry of a judicial decree that:

(i)          the economic purpose of the Company is likely to be unreasonably frustrated;

(ii)         it is not otherwise reasonably practicable to carry on the Company’s business in conformity with the Articles and this Operating Agreement; or

(iii)        the Managers or Members in control of the Company have acted, are acting, or will act in a manner that is illegal, oppressive, fraudulent or unfairly prejudicial to the petitioning Member .

12.2          Continuation. Except upon application and receipt of a judicial decree as provided in Section 12.1(c), no Member has the right to dissociate from the Company. The death, expulsion, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause a dissolution of the Company.

ARTICLE 13
LIQUIDATION AND TERMINATION

13.1          Liquidation and Termination. On dissolution of the Company, the Board of Managers shall proceed diligently to wind up the affairs of the Company and make any final distribution as provided in this Operating Agreement and the Act. The costs of liquidation shall be borne as a Company expense. Liquidation proceeds, if any, shall first be used to pay the Company’s obligations and liabilities.

13.2          Application and Distribution of Proceeds on Liquidation. Upon an event of liquidation, the business of the Company shall be wound up, the Board of Managers shall take full account of the Company’s assets and liabilities, and all assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof. If any assets are not sold, gain or loss shall be allocated to the Members in accordance with Article 6 as if such assets had been sold at their fair market value at the time of the liquidation. If any assets are distributed to a Member, rather than sold, the distribution shall be treated as a distribution equal to the fair market value of the asset at the time of the liquidation. The assets of the Company shall be applied and distributed in the following order of priority:

Attachment A

(a)           to the payment of all debts and liabilities of the Company, including all fees due the Members and Affiliates, and including any loans or advances that may have been made by the Members to the Company, in the order of priority as provided by law;

(b)           to the establishment of any reserves deemed necessary by the Board of Managers or the Person winding up the affairs of the Company for any contingent liabilities or obligations of the Company;

(c)           to the Members and former Members ratably in proportion to the credit balances in their respective capital accounts in an amount equal to the aggregate credit balances in the capital accounts after and including all allocations under Article 6, including the allocation of any income, gain or loss from the sale, exchange or other disposition (including a deemed sale pursuant to this Section 13.2) of the Company’s assets.

13.3          Deficit Capital Account Balances. Notwithstanding anything to the contrary contained in this Operating Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the capital account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of money pursuant to this Operating Agreement to all Members in proportion to their respective Ownership Percentages, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member’s capital account to zero.

13.4          Articles of Dissolution. On completion of the distribution of Company assets as provided herein, the Company is terminated, and the Board of Managers shall file Articles of Dissolution with the Secretary of State of South Dakota and take such other actions as may be necessary to terminate the Company.

ARTICLE 14
GENERAL PROVISIONS

14.1          Books and Records. The Company shall maintain those books and records as provided by the Act, Section 3.5 of this Operating Agreement and as it may deem necessary or desirable. Subject to the provisions of Section 3.5 of this Operating Agreement, every Member shall at all times have access to the books and records of the Company and may inspect and copy any of them.

14.2          Headings. The headings used in this Operating Agreement have been inserted for convenience only and do not constitute matter to be construed in interpretation of this Operating Agreement.

14.3          Construction and Severability. Whenever the context so requires, the gender of all words used in this Operating Agreement includes the masculine, feminine, and neuter, and the singular shall include the plural, and conversely. All references to Articles and Sections refer to articles and sections of this Operating Agreement, and all references to Exhibits, if any, are to Exhibits attached hereto, if any, each of which is made a part hereof for all purposes. If any portion of this Operating Agreement shall be invalid or inoperative, then, so far as is reasonable and possible:

(a)           The remainder of this Operating Agreement shall be considered valid and operative; and

(b)           Effect shall be given to the intent manifested by the portion held invalid or inoperative.

14.4          Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

14.5          Binding Effect. Subject to the restrictions on Dispositions set forth in this Operating Agreement, this Operating Agreement is binding on and inures to the benefit of the Members and their respective heirs, legal representatives, successors and assigns.

Attachment A

14.6          Governing Law/Jurisdiction. THIS AGREEMENT HAS BEEN EXECUTED IN SOUTH DAKOTA AND SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF SOUTH DAKOTA. THE MEMBERS CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATES OF SOUTH DAKOTA OR MINNESOTA AND AGREE THAT ANY ACTION ARISING OUT OF OR TO ENFORCE THIS AGREEMENT MUST BE BROUGHT AND MAINTAINED IN SOUTH DAKOTA OR MINNESOTA.

14.7          Further Assurances. In connection with this Operating Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Operating Agreement and those transactions.

14.8          Counterparts. This Operating Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

14.9          Conflicting Provisions. To the extent that one or more provisions of this Operating Agreement appear to be in conflict with one another, then the Board of Managers shall have the right to choose which of the conflicting provisions are to be enforced. Wide latitude is given to the Board of Managers in interpreting the provisions of this Operating Agreement to accomplish the purposes and objectives of the Company, and the Board of Managers may apply this Operating Agreement in such a manner as to be in the best interest of the Company, in its sole discretion, even if such interpretation or choice of conflicting provisions to enforce is detrimental to one or more Members.

14.10         Amendments. Amendments to the Articles may only be made by the Members. This Operating Agreement may be amended by the Members. This Operating Agreement may also be amended by the Board of Managers subject to the following requirements:

(a)          The Board of Managers may not adopt, amend or repeal a provision in this Operating Agreement, if the Members in adopting, amending or repealing a provision in this Operating Agreement expressly provide that the Board of Managers may not amend or repeal the provision; and

(b)          The adoption, amendment or repeal of any provision in this Operating Agreement by the Board of Managers must be approved by the Members at the next annual meeting of Members, but said provision as adopted, amended or repealed by the Board of Managers shall remain effective in any event until such annual meeting is held. If the Members fail to approve at the next annual meeting of the Members, the provision as adopted, amended or repealed by the Board of Managers, said provision shall become null and void as of the close of the annual meeting.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

By:
Ronald Gorder, President